As filed electronically with the Securities and Exchange Commission on
                                 April 30, 1999
                        (File Nos. 33-8865 and 811-4847)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 19 [x]


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 18 [x]


                                  ECLIPSE FUNDS
               (Exact Name of Registrant as Specified in Charter)

           470 Park Avenue South, 16th Floor, New York, New York 10016
                    (Address of Principal Executive Offices)

                   Registrant's Telephone Number: 212.696.4130

                                Wesley G. McCain
                      c/o Towneley Capital Management, Inc.
                        470 Park Avenue South, 16th Floor
                            New York, New York 10016
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Joseph R. Fleming, Esq.
                             Dechert Price & Rhoads
                   Ten Post Office Square, South - Suite 1230
                                Boston, MA 02109



[ X ]    It is proposed that this Post-Effective Amendment become effective on
          May 1, 1999 pursuant to paragraph (b) of Rule 485.


THIS POST-EFFECTIVE AMENDMENT NO. 19 TO THE REGISTRATION STATEMENT OF ECLIPSE FUNDS (THE "REGISTRANT") IS BEING MADE TO CONFORM THE DISCLOSURE DOCUMENTS OF THE ECLIPSE ULTRA SHORT TERM INCOME FUND, THE ECLIPSE BALANCED FUND, THE ECLIPSE MID CAP VALUE FUND, AND THE ECLIPSE SMALL CAP VALUE FUND, EACH A SEPARATE SERIES OF THE REGISTRANT, TO THE REQUIREMENTS OF AMENDED FORM N-1A, AND TO UPDATE CERTAIN FINANCIAL INFORMATION RELATED THERETO.



                                  ECLIPSE FUNDS

                              CROSS REFERENCE SHEET

Post-Effective Amendment No. 19 contains the Prospectus and Statement of Additional Information to be used with Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, each a series of Eclipse Funds (the "Trust").

                          ITEMS REQUIRED BY FORM N-1A:

PART A:

ITEM 1 FRONT AND BACK COVER PAGES: Front and back cover pages.

ITEM 2 RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE: Summary of Investments, Risks, and Performance.

ITEM 3 RISK/RETURN SUMMARY: FEE TABLE: Summary of Investments, Risks, and Performance.

ITEM 4  INVESTMENT  OBJECTIVES,  PRINCIPAL  INVESTMENT  STRATEGIES,  AND RELATED
RISKS: Summary of Investments, Risks, and Performance; Additional Investments and Risks; How the Manager Determines Which Securities to Buy and Sell.

ITEM 5 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE: Not applicable.

ITEM 6 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE: Management.

ITEM 7 SHAREHOLDER INFORMATION: Account Policies and Procedures; How Fund Shares Are Priced, Retirement Plans, Distributions, and Tax Consequences.

ITEM 8 DISTRIBUTION ARRANGEMENTS: Not Applicable.

ITEM 9 FINANCIAL HIGHLIGHTS INFORMATION: Summary of Investments, Risks, and Performance.


PART B:

ITEM 10 COVER PAGE AND TABLE OF CONTENTS: Cover Page; Table of Contents.

ITEM 11 FUND HISTORY: Fund History.

ITEM 12 DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS: Fund History; Investment Policies and Risk Considerations; Investment Restrictions.

ITEM 13 MANAGEMENT OF THE FUND: Management of the Funds.

ITEM 14 CONTROL  PERSONS  AND  PRINCIPAL  HOLDERS OF  SECURITIES:  Ownership  of
Shares.

ITEM 15 INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisory and Other Services; Counsel and Auditors.

ITEM 16 BROKERAGE ALLOCATION AND OTHER PRACTICES: Portfolio Transactions and Brokerage.

ITEM 17 CAPITAL STOCK AND OTHER SECURITIES: Fund History; Description of Shares; General Information.

ITEM 18 PURCHASE, REDEMPTION AND PRICING OF SHARES: Pricing of Shares; Redemption of Shares; Retirement Plans.

ITEM 19 TAXATION OF THE FUND: Taxation.

ITEM 20 UNDERWRITERS: Not Applicable.

ITEM 21 CALCULATION OF PERFORMANCE DATA: Performance.

ITEM 22 FINANCIAL STATEMENTS: Financial Statements.

[LOGO]
ECLIPSE
FUNDS




PROSPECTUS
MAY 1, 1999

                         ECLIPSE-REGISTERED TRADEMARK-
--------------------------------------------------------------------------------
          470 PARK AVENUE SOUTH, 16TH FLOOR, NEW YORK, NEW YORK 10016

PROSPECTUS
MAY 1, 1999

The Eclipse Funds consist of four separate investment portfolios or Funds:

   - Eclipse Ultra Short Term Income Fund

   - Eclipse Balanced Fund

   - Eclipse Mid Cap Value Fund*

   - Eclipse Small Cap Value Fund**

Each Fund has its own investment objectives, policies, and risks, which are discussed in this Prospectus.

-Registered Trademark-  Eclipse is a registered service mark of Eclipse Funds.
*  Formerly Eclipse Growth and Income Fund
** Formerly Eclipse Equity Fund

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
2

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS, RISKS, AND PERFORMANCE......................................           4
    ECLIPSE ULTRA SHORT TERM INCOME FUND............................................           4
    ECLIPSE BALANCED FUND...........................................................           8
    ECLIPSE MID CAP VALUE FUND*.....................................................          12
    ECLIPSE SMALL CAP VALUE FUND**..................................................          16
ADDITIONAL INVESTMENTS & RISKS......................................................          20
HOW THE MANAGER DETERMINES WHICH SECURITIES TO BUY AND SELL.........................          22
MANAGEMENT..........................................................................          23
ACCOUNT POLICIES AND PROCEDURES.....................................................          24
HOW FUND SHARES ARE PRICED..........................................................          28
RETIREMENT PLANS....................................................................          28
DISTRIBUTIONS.......................................................................          28
TAX CONSEQUENCES....................................................................          29

* Formerly Eclipse Growth and Income Fund
** Formerly Eclipse Equity Fund

--------------------------------------------------------------------------------

ECLIPSE ULTRA SHORT TERM INCOME FUND (ECUIX)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS, RISKS AND PERFORMANCE

(SIDEBAR)
KEY TERMS

DURATION
WITH RESPECT TO A PARTICULAR BOND OR OTHER FIXED-INCOME SECURITY, DURATION IS THE LENGTH OF TIME REQUIRED TO RECEIVE THE PRESENT VALUE OF ALL FUTURE INTEREST AND PRINCIPAL PAYMENTS. WITH RESPECT TO THE FUND'S PORTFOLIO, DURATION MEANS THE AVERAGE DURATION FOR ALL OF THE BONDS AND FIXED-INCOME SECURITIES, WEIGHTED BY THEIR AMOUNTS. DURATION PROVIDES A MEASURE OF THE PORTFOLIO'S SENSITIVITY TO INTEREST RATE CHANGES. FOR EXAMPLE, FOR EVERY 1% RISE IN INTEREST RATES, THE PRICE OF A BOND WITH A DURATION OF 3 YEARS WOULD DECLINE 3%. GENERALLY, A SHORTER DURATION INDICATES LESS SENSITIVITY THAN A LONGER DURATION.

INVESTMENT GRADE
INVESTMENT GRADE BONDS ARE EITHER RATED Baa OR BETTER BY MOODY'S OR BBB OR BETTER BY S&P, OR ARE UNRATED BUT OF COMPARABLE QUALITY IN THE VIEW OF THE FUND'S MANAGER.

(END SIDEBAR)

INVESTMENT GOAL
The Ultra Short Term Income Fund seeks a high level of current income, capital preservation, and a relatively stable net asset value.

INVESTMENT APPROACH
The Fund pursues this goal by investing primarily in short-term, investment grade, fixed-income securities (such as bonds) issued by U.S. corporations and U.S. government agencies. The Fund selects bonds based primarily on their credit quality and duration. In addition, the Fund:
    - Invests in investment grade bonds.
    - Keeps its maximum duration at 13 months.
    - Maintains a laddered maturity schedule.
    - Invests a maximum of 25% of its assets in any one industry.
    - Buys securities issued by companies considered to be socially responsible.

MAIN RISKS
    - Market risk - The Fund is not a money market fund; the price of its shares will fluctuate as the securities in its portfolio change in value. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.
    - Interest rate risk - When interest rates rise, bond prices generally fall, which can lower the share price of the Fund.
    - Credit risk - Every bond and other fixed-income security comes with the risk that the expected payments will not be received. Because the Fund invests in investment grade securities, this credit risk is lower than with funds which invest in lower grade debt securities. Still, there is some credit risk.

WHO MIGHT INVEST IN THIS FUND?
    - Investors who want a higher return with more fluctuation in share price than a money market fund, less fluctuation in share price than a longer term bond fund, and who are willing to risk principal. The bonds chosen for the Fund tend to be less sensitive to interest rate changes than lower-grade, longer-term debt instruments. This means that the Fund's portfolio will tend to maintain more of its value during periods of rising interest rates and to appreciate more slowly during periods of steeply falling interest rates.
    - Investors who want to stabilize their investment returns. While bonds historically have produced lower returns than stocks, they are generally less volatile than stocks. The Fund can provide a cushion against sharp drops in the stock market. There is always the risk that bond prices and, thus, share prices of the Fund can drop sharply when interest rates rise sharply.
    - Corporate working capital accounts, individual permanent emergency reserve accounts, and temporary investments.

--------------------------------------------------------------------------------
4

                                            ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------

(SIDEBAR)

                                                      LADDERED MATURITY SCHEDULE
 THE PORTFOLIO IS STRUCTURED SO THAT A CERTAIN PERCENTAGE OF THE SECURITIES WILL
   MATURE EACH YEAR. THIS HELPS THE FUND MANAGE DURATION AND RISK, AND CREATES A
                                                         MORE CONSISTENT RETURN.

                                                            SOCIALLY RESPONSIBLE
   SOCIALLY RESPONSIBLE INVESTING TAKES INTO CONSIDERATION ETHICAL AND MORAL, AS WELL AS FINANCIAL, ASPECTS OF A COMPANY BEFORE MAKING AN INVESTMENT DECISION.
SOCIALLY RESPONSIBLE COMPANIES ARE CONSIDERED THOSE WHICH, AMONG OTHER CRITERIA,
  ARE NOT INVOLVED IN SUCH INDUSTRIES AS DEFENSE, NUCLEAR, ALCOHOL, TOBACCO, AND
                                                                       GAMBLING.

(END SIDEBAR)

EVALUATING THE FUND'S PERFORMANCE
The following bar chart and table indicate some of the risks associated with investing in the Fund. The bar chart shows variations in the Fund's annual returns, and the table compares the Fund's average annual returns to several market indexes. Remember, the Fund's past performance does not indicate its future performance.

ANNUAL TOTAL RETURNS (percent, each year as of 12/31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995           7.83%
1996           5.48%
1997           6.21%
1998           6.27%

Best Quarter:    Q2 1995, up 2.48%
Worst Quarter:   Q3 1995, up 0.98%

AVERAGE ANNUAL RETURNS (percent, all periods ending 12/31/98)

                                                    1 YEAR       INCEPTION(1)
---------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund(2)              6.3%            6.4%
Salomon Brothers Treasury Bill Index - 1-Year(3)     5.9%            6.4%
Lipper Ultra Short Obligations Funds Average(4)      5.5%            5.8%

1 Returns are from 12/27/94 for the Fund and 12/31/94 for the indexes.

2 Net of management fee waived and expenses reimbursed by the Manager, expressed as a percentage of average net assets, equivalent to: 1994, 21.94%; 1995, 1.67%; 1996, 1.20%; 1997, 1.22%; 1998, 1.20%.

3 This is the return of newly-issued one year Treasury bills auctioned monthly.

4 This is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

--------------------------------------------------------------------------------

ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
   Purchases                                         None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other
   Distributions                                     None
Redemption Fee                                       None
Exchange Fee                                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management Fees*                                    0.40%
Distribution (12b-1) Fees                            None
Other Expenses*                                     0.86%
                                                    ------
Total Annual Fund Operating Expenses*               1.26%
Fee Waiver                                          0.20%
                                                    ------
Net Annual Fund Operating Expenses                  1.06%

* MANAGEMENT FEES AND OPERATING EXPENSES: The Manager has contractually waived 0.20% of its Management Fee through December 31, 2001. In addition, the Manager has voluntarily waived the rest of its Management Fee and partially reimbursed the Fund for its Other Expenses. The Manager may discontinue all or part of the voluntary waiver or reimbursement at any time. With these waivers and reimbursement, for the most recent fiscal year, the Fund's actual Net Annual Fund Operating Expenses were 0.05%.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that:
    - You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares;
    - Your investment has a 5% return each year;
    - The Fund's operating expenses remain the same; and
    - You reinvest dividends and distributions.

                                1 year    3 years    5 years    10 years
Although your actual costs may
   be different, under these
   assumptions your costs
   would be:                      $108      $337       $631       $1475

--------------------------------------------------------------------------------
6

                                            ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance since it commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, Certified Public Accountants, whose report, along with the Eclipse Funds' financial statements, is included in the annual report, which is available upon request.

                                                                                                     DECEMBER
                                                                                                     27, 1994
                                                                                                     (INCEPTION)
                                                                                                     TO
                                                         FOR THE YEAR ENDED DECEMBER 31,             DECEMBER
                                                      1998            1997       1996       1995     31, 1994
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE FOR A SHARE
   OUTSTANDING THROUGHOUT THE PERIOD (a)

NET ASSET VALUE, BEGINNING OF PERIOD                 $10.00          $10.03     $10.20     $10.00     $10.00
                                                    -------         --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.59            0.64       0.71       0.57      --
Net gains or losses on securities (both
   realized and unrealized)                            0.03           (0.03)     (0.16)      0.20      --
                                                    -------         --------   --------   --------   --------
      Total from investment operations                 0.62            0.61       0.55       0.77      --
                                                    -------         --------   --------   --------   --------

LESS DISTRIBUTIONS:
Dividends from net investment income                  (0.59)          (0.64)     (0.72)     (0.57)     --
                                                    -------         --------   --------   --------   --------
      Total distributions                             (0.59)          (0.64)     (0.72)     (0.57)     --
                                                    -------         --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                       $10.03          $10.00     $10.03     $10.20     $10.00
                                                    -------         --------   --------   --------   --------
                                                    -------         --------   --------   --------   --------

TOTAL RETURN                                          6.27%           6.21%      5.48%      7.83%      0.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $8,721          $5,393     $4,461     $4,610       $621
Ratios to average net assets:
    Expenses+#                                        0.05%           0.00%      0.00%      0.22%      0.50%*
    Net investment income+                            6.20%           6.61%      6.76%      6.92%      0.65%*

PORTFOLIO TURNOVER RATE                              36.02%          45.10%     46.82%     39.26%      0.00%

--------------------------------------------------------------------------------

     *   Annualized.
     + Net of management fee waived each year equivalent to 0.4% of average net assets. Also net of expenses reimbursed, expressed as a percentage of average net assets, equivalent to: 1998, 0.80%; 1997, 0.82%; 1996, 0.80%; 1995, 1.27%; 1994, 21.54%.
     # Includes expenses paid indirectly which amounted to: 1998, less than 0.01%; 1997, 0.00%; 1996, less than 0.01%; 1995, 0.04%; 1994, 0.00%.
     (a) Per share amounts for periods ended prior to December 31, 1996 have been restated to reflect a 1 for 5 share split effective June 14, 1996.

--------------------------------------------------------------------------------

ECLIPSE BALANCED FUND (EBALX)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS, RISKS AND PERFORMANCE

(SIDEBAR)
KEY TERMS

DURATION
DURATION PROVIDES A MEASURE OF THE PORTFOLIO'S SENSITIVITY TO INTEREST RATE CHANGES. SEE DISCUSSION ON PAGE 4.

FUNDAMENTAL CHARACTERISTICS
IN EVALUATING A COMPANY, THE MANAGER CONSIDERS MARGINS, ASSET TURNS, WORKING CAPITAL, LEVERAGE, CASH FLOW, RETURNS ON EQUITY AND ASSETS, AND MANY OTHER VARIABLES. THESE ARE FUNDAMENTAL CHARACTERISTICS.

MID CAPITALIZATION STOCKS
THESE ARE STOCKS OF U.S. COMPANIES THAT TEND TO BE WELL KNOWN, AND TO HAVE LARGE AMOUNTS OF STOCK OUTSTANDING, SUCH AS THOSE LISTED IN THE STANDARD & POOR'S 400 AND STANDARD & POOR'S 500 INDEXES. THE FUND CONSIDERS MID CAPITALIZATION STOCKS TO BE THOSE WITHIN THE 80TH THROUGH 95TH PERCENTILES OF COMPANIES SORTED BY MARKET CAPITALIZATION.

TOTAL RETURN
TOTAL RETURN MEANS A COMBINATION OF INCOME AND REALIZED AND UNREALIZED CAPITAL GAINS.

(END SIDEBAR)

INVESTMENT GOAL
The Balanced Fund seeks high total return.

INVESTMENT APPROACH
The Fund pursues this goal by investing approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

STOCKS
The Fund generally invests in dividend-paying, mid capitalization common stocks that the Manager determines are value stocks.
    - "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market.
    - In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks. See HOW THE MANAGER DETERMINES WHICH SECURITIES TO BUY AND SELL.

FIXED-INCOME SECURITIES
The Fund invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. The fixed income portion of the portfolio:
    - Has an intermediate term duration which ranges from three to five years.
    - Has a laddered maturity schedule.

MAIN RISKS
    - Market risk - Stocks and bonds fluctuate in price. As the Fund's holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you sell. In other words, you could lose money on your investment.
    - Interest rate risk - When interest rates rise, bond prices generally fall, which can lower the share price of the Fund.
    - Credit risk - Every bond and other fixed-income security comes with the risk that the expected payments will not be received. Because the Fund invests in investment grade securities, this credit risk is lower than with funds that invest in lower grade debt instruments. Still, there is some credit risk.

WHO MIGHT INVEST IN THIS FUND?
    - Moderate risk takers who want the opportunities for gain offered by the equity market, but who also want current income from dividend-paying stocks and from interest payments from bonds. The bonds chosen for the Fund tend to be less sensitive to interest rate changes than lower grade, longer term debt instruments. This means that the Fund's bond portfolio will tend to maintain more of its value during periods of rising interest rates and to appreciate more slowly during periods of steeply falling interest rates.
    - Investors who want a diversified portfolio of both stocks and bonds.
    - Corporate pension and profit-sharing plans, individual retirement plans, education funds, endowments, and trusts for children.

--------------------------------------------------------------------------------
8

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

EVALUATING THE FUND'S PERFORMANCE
The following bar chart and table indicate some of the risks associated with investing in the Fund. The bar chart shows variations in the Fund's annual returns; and the table compares the Fund's average annual returns to several market indexes. Remember, the Fund's past performance does not indicate its future performance.

ANNUAL TOTAL RETURNS(1) (percent, each year as of 12/31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990             1.45%
1991            20.91%
1992            12.01%
1993            17.06%
1994             0.01%
1995            22.99%
1996            12.91%
1997            23.40%
1998             8.03%

Best Quarter:    Q3 1997, up 9.94%
Worst Quarter:   Q3 1998, down 6.38%

AVERAGE ANNUAL RETURNS (percent, all periods ending 12/31/98)

                                                    1 YEAR  5 YEARS       INCEPTION(1)
------------------------------------------------------------------------------------------
Eclipse Balanced Fund(2)                             8.0%    13.1%            12.5%
Merrill Lynch Corporate & Govt 1-9.99 Years Bond
    Index(3)                                         8.5%     6.7%             8.5%
Russell Mid Cap Index(4)                            10.1%    17.3%            15.9%
Standard & Poor's 500 Index(5)                      28.6%    24.1%            18.5%
Lipper Balanced Fund Index(6)                       15.1%    13.9%            13.0%

1 Returns are from May 1, 1989.

2 Net of management fee waived and expenses reimbursed by the Manager, expressed as a percentage of average net assets, equivalent to: 1989, 1.64%; 1990, 0.85%; 1991, 0.8%; 1992, 0.8%; 1993, 0.5%; 1994, 0.4%; 1995, 0.3%; 1996, 0.2%;
  1997, 0.2%; 1998, 0.1%.

3 This is a market capitalization weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding.

4 This index measures the performance of the smallest 800 securities in the Russell 1000 Index, ranked by total market capitalization. It provides a measure of the mid cap sector of the market.

5 This index is a market value weighted benchmark of common stock performance.

6 This index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain distributions and income dividends.

--------------------------------------------------------------------------------

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
   Purchases                                         None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other
   Distributions                                     None
Redemption Fee                                       None
Exchange Fee                                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management Fees*                                    0.75%
Distribution (12b-1) Fees                            None
Other Expenses*                                     0.21%
                                                    ------
Total Annual Fund Operating Expenses*               0.96%

* The expense information in this table has been restated to reflect current fees.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that:
    - You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares;
    - Your investment has a 5% return each year;
    - The Fund's operating expenses remain the same; and
    - You reinvest dividends and distributions.

                                1 year    3 years    5 years    10 years
Although your actual costs may
   be different, under these
   assumptions your costs
   would be:                       $98      $306       $531       $1178

--------------------------------------------------------------------------------
10

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, Certified Public Accountants, whose report, along with the Eclipse Funds' financial statements, is included in the annual report, which is available upon request.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                      1998            1997       1996       1995       1994
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE FOR A SHARE
   OUTSTANDING THROUGHOUT THE PERIOD

NET ASSET VALUE, BEGINNING OF YEAR                   $22.15          $21.00     $20.59     $17.76     $18.63
                                                    -------         --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.61            0.66       0.78       0.64       0.56
Net gains or losses on securities (both
   realized and unrealized)                            1.14            4.14       1.85       3.39      (0.56)
                                                    -------         --------   --------   --------   --------
      Total from investment operations                 1.75            4.80       2.63       4.03       0.00
                                                    -------         --------   --------   --------   --------

LESS DISTRIBUTIONS:
Dividends from net investment income                  (0.61)          (0.66)     (0.78)     (0.64)     (0.56)
Distributions from net realized gains                 (1.84)          (2.99)     (1.44)     (0.56)     (0.31)
Distributions in excess of net realized gains         (0.08)          --         --         --         --
                                                    -------         --------   --------   --------   --------
      Total distributions                             (2.53)          (3.65)     (2.22)     (1.20)     (0.87)
                                                    -------         --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                         $21.37          $22.15     $21.00     $20.59     $17.76
                                                    -------         --------   --------   --------   --------
                                                    -------         --------   --------   --------   --------

TOTAL RETURN                                          8.03%          23.40%     12.91%     22.99%      0.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)             $128,865         $84,246    $83,825    $85,922    $27,703
Ratios to average net assets:
    Expenses+                                         0.87%           0.84%#     0.80%      0.81%#     0.80%
    Net investment income+                            2.76%           2.85%      3.56%      3.62%      3.10%

PORTFOLIO TURNOVER RATE                              69.85%          46.66%     71.51%     74.72%     94.38%

--------------------------------------------------------------------------------

     + Net of management fee waived by the Manager, expressed as a percentage of average net assets: 1998, 0.1%; 1997, 0.2%; 1996, 0.2%; 1995, 0.3%;
         1994, 0.4%.
     # Includes expenses paid indirectly, which amounted to less than 0.01% of average net assets.

--------------------------------------------------------------------------------

ECLIPSE MID CAP VALUE FUND (ECGIX)
  (FORMERLY ECLIPSE GROWTH AND INCOME FUND)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT GOAL
The Mid Cap Value Fund seeks high total return.

INVESTMENT APPROACH
The Fund pursues this goal by investing primarily in mid capitalization common stocks that the Manager determines are value stocks.
    - "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market.
    - In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks. See HOW THE MANAGER DETERMINES WHICH SECURITIES TO BUY AND SELL.

MAIN RISKS
    - Market risk - Stocks fluctuate in price. As the Fund's holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

WHO MIGHT INVEST IN THIS FUND?
    - Moderate risk takers who want the opportunities offered by the equity markets, but also want some current income.
    - Investors seeking long-term capital growth.
    - Corporate pension and profit-sharing plans, individual retirement plans, education funds, endowments, and trusts for children.

--------------------------------------------------------------------------------
12

                                                      ECLIPSE MID CAP VALUE FUND
                                       (FORMERLY ECLIPSE GROWTH AND INCOME FUND)
--------------------------------------------------------------------------------

EVALUATING THE FUND'S PERFORMANCE
The following bar chart and table indicate some of the risks associated with investing in the Fund. The bar chart shows variations in the Fund's annual returns; the table compares the Fund's average annual returns to several market indexes. Remember, the Fund's past performance does not indicate its future performance.

ANNUAL TOTAL RETURNS (percent, each year as of 12/31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995            26.82%
1996            22.40%
1997            32.46%
1998            10.35%

Best Quarter:    Q1 1998, up 14.81%
Worst Quarter:   Q3 1998, down 14.18%

AVERAGE ANNUAL RETURNS (percent, all periods ending 12/31/98)

                                                    1 YEAR      INCEPTION(1)
--------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(2)                       10.4%           22.7%
Russell Mid Cap Index                               10.1%           22.8%
Standard & Poor's 500 Index                         28.6%           30.5%

1 Since 12/27/94 for the Fund and 12/31/94 for the indexes.

2 Net of management fee waived and expenses reimbursed by the Manager, expressed as a percentage of average net assets, equivalent to: 1994, 44.05%; 1995, 0.95%; 1996, 0.7%; 1997, 0.2%; 1998, 0.1%.

--------------------------------------------------------------------------------

ECLIPSE MID CAP VALUE FUND
  (FORMERLY ECLIPSE GROWTH AND INCOME FUND)
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
   Purchases                                         None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other
   Distributions                                     None
Redemption Fee                                       None
Exchange Fee                                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management Fees                                     0.90%
Distribution (12b-1) Fees                            None
Other Expenses                                      0.14%
                                                    ------
Total Annual Fund Operating Expenses                1.04%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that:
    - You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares;
    - Your investment has a 5% return each year;
    - The Fund's operating expenses remain the same; and
    - You reinvest dividends and distributions.

                                1 year    3 years    5 years    10 years
Although your actual costs may
   be different, under these
   assumptions your costs
   would be:                      $106      $331       $574       $1271

--------------------------------------------------------------------------------
14

                                                      ECLIPSE MID CAP VALUE FUND
                                       (FORMERLY ECLIPSE GROWTH AND INCOME FUND)
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance since it commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, Certified Public Accountants, whose report, along with the Eclipse Funds' financial statements, is included in the annual report, which is available upon request.

                                                                                                                     DECEMBER 27,
                                                                                                                         1994
                                                                                                                     (INCEPTION)
                                                                                                                          TO
                                                                 FOR THE YEAR ENDED DECEMBER 31,                     DECEMBER 31,
                                                        1998                1997           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE FOR A SHARE
   OUTSTANDING THROUGHOUT THE PERIOD

NET ASSET VALUE, BEGINNING OF PERIOD                 $    17.76          $    13.49     $    12.31     $    10.00     $    10.00
                                                        -------         ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.06                0.03           0.22           0.11        --
Net gains or losses on securities (both
   realized and unrealized gains)                          1.76                4.34           2.54           2.57        --
                                                        -------         ------------   ------------   ------------   ------------
      Total from investment operations                     1.82                4.37           2.76           2.68        --
                                                        -------         ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.06)              (0.03)         (0.23)         (0.11)       --
Distributions from net realized gains                     (1.79)              (0.07)         (1.35)         (0.26)       --
                                                        -------         ------------   ------------   ------------   ------------
      Total distributions                                 (1.85)              (0.10)         (1.58)         (0.37)       --
                                                        -------         ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                       $    17.73          $    17.76     $    13.49     $    12.31     $    10.00
                                                        -------         ------------   ------------   ------------   ------------
                                                        -------         ------------   ------------   ------------   ------------

TOTAL RETURN                                             10.35%              32.46%         22.40%         26.82%          0.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $124,525            $109,452         $9,737         $7,960           $315
Ratios to average net assets:
    Expenses+                                             0.98%               0.94%          0.90%          1.00%#         1.20%*
    Net investment income (loss)+                         0.33%               0.36%          1.66%          1.57%        (0.06)%*

PORTFOLIO TURNOVER RATE                                  80.72%              51.66%        102.24%         63.16%          0.00%

--------------------------------------------------------------------------------

     *   Annualized.
     + Net of management fee waived, expressed as a percentage of average net assets, equivalent to: 1998, 0.1%; 1997, 0.2%; 1996, 0.7%; 1995, 0.9%;
         1994, 0.9%. Also, net of expenses reimbursed by the Manager, expressed as a percentage of average net assets, equivalent to: 1995, 0.05%; 1994, 43.15%.
     # Includes expenses paid indirectly, which amounted to 0.10% of average net assets.

--------------------------------------------------------------------------------

ECLIPSE SMALL CAP VALUE FUND (EEQFX)
  (FORMERLY ECLIPSE EQUITY FUND)
--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS, RISKS AND PERFORMANCE

(SIDEBAR)
KEY TERMS

SMALL-CAPITALIZATION STOCKS
THESE ARE U.S. STOCKS OF RELATIVELY SMALL COMPANIES THAT TEND TO HAVE FEW SHARES OUTSTANDING AND THUS A SMALLER TRADING VOLUME THAN LARGE-CAPITALIZATION STOCKS. THE FUND CONSIDERS SMALL-CAPITALIZATION STOCKS TO BE THE BOTTOM 80% OF COMPANIES SORTED BY MARKET CAPITALIZATION.

(END SIDEBAR)

INVESTMENT GOAL
The Small Cap Value Fund seeks high total return.

INVESTMENT APPROACH
The Fund pursues this goal by investing primarily in small-capitalization common stocks that the Manager determines are value stocks.
    - "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market.
    - In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks. See HOW THE MANAGER DETERMINES WHICH SECURITIES TO BUY AND SELL.
    - The Manager seeks relatively low portfolio turnover.

MAIN RISKS
    - Market risk - Stocks fluctuate in price. As the holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.
    - Small-capitalization stocks risk - Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. Their returns may vary significantly from the overall stock markets.

WHO MIGHT INVEST IN THIS FUND?
    - Investors with long-term investment goals of at least four to six years.
    - Not market timers or short-term investors. Small-capitalization stocks tend to be less liquid than larger-capitalization stocks. Because few shares of a particular stock may be for sale on any given day, it can take a long time to establish a position in a particular stock. It can also be difficult to sell small-capitalization stocks quickly. If investors trade excessively in Fund shares, the Manager may have to sell stock positions before the stocks have reached their full value.

--------------------------------------------------------------------------------
16

                                                    ECLIPSE SMALL CAP VALUE FUND
                                                  (FORMERLY ECLIPSE EQUITY FUND)
--------------------------------------------------------------------------------

EVALUATING THE FUND'S PERFORMANCE
The following bar chart and table indicate some of the risks associated with investing in the Fund. The bar chart shows variations in the Fund's annual returns, and the table compares the Fund's average annual returns to several market indexes. Remember, the Fund's past performance does not indicate its future performance.

ANNUAL TOTAL RETURNS (percent, each year as of 12/31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1988             12.72%
1989             16.41%
1990            -13.64%
1991             31.18%
1992             19.38%
1993             17.02%
1994             -4.74%
1995             19.69%
1996             29.87%
1997             33.30%
1998              3.40%

Best Quarter:    Q1 1991, up 19.97%
Worst Quarter:   Q3 1990, down 18.80%

AVERAGE ANNUAL RETURNS (percent, all periods ending 12/31/98)

                                                    1 YEAR  5 YEARS   10 YEARS       INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(2)                      3.4%    15.3%      14.2%            12.6%
Standard & Poor's Small Cap 600 Index(3)            (1.3)%   13.2%      13.2%            10.3%
Russell 2000 Index(4)                               (2.6)%   11.9%      12.9%            10.9%
Standard & Poor's 500 Index                         28.6%    24.1%      19.2%            16.7%
Lipper Small Cap Index(5)                           (0.9)%   11.3%      13.2%            11.2%

1 Returns are from 1/12/87 for the Fund and 1/30/87 for the indexes.

2 Net of management fee waived in 1987 equivalent to 0.1% of average net assets.

3 This index is a market value weighted benchmark of 600 smaller capitalization common stocks.

4 This index tracks the smallest 2,000 companies in the Russell 3000 Index; the Russell 3000 includes the largest 3,000 U.S. companies determined by market capitalization.

5 This index tracks the performance of the 30 largest small company growth funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends.

--------------------------------------------------------------------------------

ECLIPSE SMALL CAP VALUE FUND
  (FORMERLY ECLIPSE EQUITY FUND)
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
   Purchases                                         None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other
   Distributions                                     None
Redemption Fee                                       None
Exchange Fee                                         None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management Fees                                     1.00%
Distribution (12b-1) Fees                            None
Other Expenses                                      0.14%
                                                    ------
Total Annual Fund Operating Expenses                1.14%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that:
    - You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares;
    - Your investment has a 5% return each year;
    - The Fund's operating expenses remain the same; and
    - You reinvest dividends and distributions.

                                1 year    3 years    5 years    10 years
Although your actual costs may
   be different, under these
   assumptions your costs
   would be:                      $116      $362       $628       $1386

--------------------------------------------------------------------------------
18

                                                    ECLIPSE SMALL CAP VALUE FUND
                                                  (FORMERLY ECLIPSE EQUITY FUND)
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, Certified Public Accountants, whose report, along with the Eclipse Funds' financial statements, is included in the annual report, which is available upon request.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                   1998           1997           1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE FOR A SHARE
   OUTSTANDING THROUGHOUT THE PERIOD

NET ASSET VALUE, BEGINNING OF YEAR              $    14.19     $    13.47     $    13.56     $    11.82     $    13.35
                                               ------------   ------------   ------------   ------------   ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.00)*        (0.02)          0.14           0.07           0.03
Net gains or losses on securities (both
   realized and unrealized gains)                     0.42           4.40           3.89           2.26          (0.66)
                                               ------------   ------------   ------------   ------------   ------------
      Total from investment operations                0.42           4.38           4.03           2.33          (0.63)
                                               ------------   ------------   ------------   ------------   ------------

LESS DISTRIBUTIONS:
Dividends from net investment income                    --             --          (0.14)         (0.07)         (0.03)
Distributions from net realized gains                (2.68)         (3.66)         (3.98)         (0.52)         (0.87)
                                               ------------   ------------   ------------   ------------   ------------
      Total distributions                            (2.68)         (3.66)         (4.12)         (0.59)         (0.90)
                                               ------------   ------------   ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                  $    11.93     $    14.19     $    13.47     $    13.56     $    11.82
                                               ------------   ------------   ------------   ------------   ------------
                                               ------------   ------------   ------------   ------------   ------------

TOTAL RETURN                                         3.40%         33.30%         29.87%         19.69%         (4.74)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)          $201,492       $189,965       $170,747       $174,705       $195,107
Ratios to average net assets:
    Expenses                                         1.13%#         1.14%#         1.15%#         1.14%#         1.12%
    Net investment income (loss)                  (0.00)%**        (0.12)%         0.81%          0.45%          0.21%

PORTFOLIO TURNOVER RATE                             73.39%         55.47%         82.05%         74.40%         92.20%

--------------------------------------------------------------------------------

     *   Less than one cent per share
     **  Less than 0.01% of average net assets
     # Includes custodian fees paid indirectly, which amounted to less than 0.01% of average net assets for each period indicated.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS & RISKS
--------------------------------------------------------------------------------

(SIDEBAR)
KEY TERMS

ACTIVE TRADING
IF A FUND WERE TO REPLACE ALL OF ITS PORTFOLIO SECURITIES OVER THE COURSE OF ONE YEAR, IT WOULD HAVE AN ANNUAL PORTFOLIO TURNOVER RATE OF 100%. A FUND WITH AN ANNUAL PORTFOLIO TURNOVER RATE ABOVE 100% IS VIEWED AS ENGAGED IN ACTIVE TRADING. ACTIVE TRADING MAY RESULT IN INCREASED TRANSACTIONS COSTS AND THE REALIZATION OF GREATER NET SHORT-TERM OR LONG-TERM CAPITAL GAINS.

ASSET-BACKED SECURITIES.
ASSET-BACKED SECURITIES ARE SECURITIES WHICH ARE SUPPORTED BY RECEIVABLES SUCH AS CREDIT CARD CHARGES AND AUTO LOANS.

FOREIGN SECURITIES
INVESTING IN FOREIGN SECURITIES MAY CREATE SPECIAL RISKS, INCLUDING THOSE ARISING FROM POLITICAL AND ECONOMIC DEVELOPMENTS, FOREIGN EXCHANGE RATES, LESS AVAILABLE INFORMATION, POSSIBLE IMPOSITION OF WITHHOLDING TAXES, AND LONGER SETTLEMENT PERIODS.

ILLIQUID SECURITIES
THESE ARE SECURITIES THAT HAVE NO READY MARKET. THEY MAY BE DIFFICULT TO SELL.

LARGE-CAPITALIZATION STOCKS
THESE ARE U.S. STOCKS OF LARGE COMPANIES THAT TEND TO BE WELL KNOWN AND HAVE LARGE AMOUNTS OF STOCK OUTSTANDING. THE FUND CONSIDERS LARGE-CAPITALIZATION STOCKS TO BE THE TOP 5% OF COMPANIES SORTED BY MARKET CAPITALIZATION.

LENDING ASSETS
IN A PORTFOLIO SECURITIES LENDING TRANSACTION, A FUND LENDS SECURITIES FROM ITS PORTFOLIO TO A BROKER-DEALER (OR OTHER INSTITUTION) FOR A PERIOD OF TIME. THE FUND RECEIVES INTEREST AND A PROMISE THAT THE SECURITIES WILL BE RETURNED ON A FIXED DATE. THERE IS A RISK THAT THE SECURITIES MAY NOT BE RETURNED AT THE SPECIFIED TIMES.

(END SIDEBAR)

AS MARKET AND OTHER ECONOMIC CONDITIONS WARRANT, EACH FUND MAY USE INVESTMENT STRATEGIES TO SUPPLEMENT ITS PRINCIPAL INVESTMENT APPROACH. THIS SECTION DISCUSSES SOME OF THOSE ADDITIONAL INVESTMENT STRATEGIES THAT EACH FUND MAY USE, AND THEIR RISKS.

ECLIPSE ULTRA SHORT TERM INCOME FUND
    - May invest up to 5% of its assets in warrants.
    - May invest up to 10% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.
    - May lend up to 20% of its assets.
    - May invest up to 10% of its assets in restricted securities or illiquid securities.
    - May invest in mortgage-backed and asset-backed securities.
    - May take a temporary defensive position.

ECLIPSE BALANCED FUND
    - May invest up to 5% of its assets in warrants.
    - May invest up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.
    - May lend up to 20% of its assets.
    - May invest up to 10% of its assets in restricted securities or illiquid securities.
    - May invest in mortgage-backed and asset-backed securities.
    - May take a temporary defensive position.
    - May purchase large capitalization stocks for general investment purposes or for additional liquidity.

ECLIPSE MID CAP VALUE FUND
    - May invest up to 5% of its assets in warrants.
    - May invest up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.
    - May lend up to 20% of its assets.
    - May invest up to 10% of its assets in restricted securities or illiquid securities.
    - May take a temporary defensive position.
    - May invest in common stock; it may also invest in other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock. The Fund normally will invest more than 65% of its assets in common and preferred stock.
    - May purchase large capitalization stocks for additional liquidity.
    - May engage in active trading.

--------------------------------------------------------------------------------
20

                                                  ADDITIONAL INVESTMENTS & RISKS
--------------------------------------------------------------------------------

(SIDEBAR)

                                                      MORTGAGE-BACKED SECURITIES
  MORTGAGE-BACKED SECURITIES ARE SECURITIES WHICH ARE SUPPORTED BY MORTGAGES. AS MORTGAGE HOLDERS REPAY THE PRINCIPAL AND INTEREST OF THEIR MORTGAGES, INVESTORS
    RECEIVE THOSE PAYMENTS. THESE SECURITIES ARE ISSUED BY SUCH ENTITIES AS FNMA
                            (FEDERAL NATIONAL MORTGAGE ASSOCIATION), AND OTHERS.

                                                                 PREPAYMENT RISK
      PREPAYMENT RISK IS A RISK ASSOCIATED WITH MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. WHEN THE UNDERLYING ASSET IS REPAID AHEAD OF SCHEDULE, THE VALUE OF
                                                  THE SECURITY TENDS TO DECLINE.

                                                           RESTRICTED SECURITIES
 THESE ARE SECURITIES THAT ARE SOLD ONLY THROUGH NEGOTIATED PRIVATE TRANSACTIONS
   AND NOT TO THE GENERAL PUBLIC, DUE TO CERTAIN RESTRICTIONS IMPOSED BY FEDERAL
                                 SECURITIES LAWS. THEY CAN BE DIFFICULT TO SELL.

                                                             TEMPORARY DEFENSIVE
                                                                        POSITION
     IF ADVERSE BUSINESS, ECONOMIC, OR OTHER CONDITIONS ARISE, A FUND MAY TAKE A TEMPORARY DEFENSIVE POSITION. THIS MEANS THAT THE FUND MAY INVEST TEMPORARILY,
       WITHOUT LIMIT, IN CASH EQUIVALENTS. IF A FUND TAKES A TEMPORARY DEFENSIVE
                          POSITION, IT MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

                                                                        WARRANTS
A WARRANT IS A SECURITY WHICH ENTITLES THE OWNER OF A BOND OR PREFERRED STOCK TO
  BUY CERTAIN AMOUNTS OF COMMON STOCK AT A SPECIFIED PRICE FOR A DEFINED PERIOD.

(END SIDEBAR)

ECLIPSE SMALL CAP VALUE FUND
    - May invest up to 5% of its assets in warrants.
    - May invest up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers high quality.
    - May lend up to 20% of its assets.
    - May invest up to 10% of its assets in restricted securities or illiquid securities.
    - May take a temporary defensive position.
    - May invest in common stock; it may also invest in other equity and equity-related securities such as preferred stock (including convertible preferred stock) and debt securities convertible into common stock.
    - May purchase large capitalization stocks for additional liquidity.
    - May engage in active trading.

THE YEAR 2000
Many computer programs are still unable to distinguish between the year 2000 and the year 1900. Any system that is not corrected could experience processing errors as January 1, 2000 approaches. This is known as the Year 2000 Problem. Like other mutual funds and business organizations worldwide, a Fund could be adversely affected by the Year 2000 Problem. Failure to address successfully the Year 2000 Problem could result in interruptions to and other material adverse effects on a Fund's business and operations. The Manager is taking steps it believes are reasonably designed to address any potential Year 2000 Problems as it relates to the Eclipse Funds; similarly, the service providers on which the Funds and the Manager rely are taking steps that the service providers believe are reasonably designed to address any potential Year 2000 Problems with computer programs they use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on a Fund. In addition, the Year 2000 Problem could have an adverse effect on the issuers whose securities are held by the Funds or on the global markets or economies in which the Funds may invest.

--------------------------------------------------------------------------------

HOW THE MANAGER DETERMINES WHICH SECURITIES TO BUY AND SELL
--------------------------------------------------------------------------------

(SIDEBAR)
KEY TERMS

UNDERVALUED
THE MANAGER EVALUATES PRICE FROM THE PERSPECTIVE OF A POTENTIAL ACQUIRER OF THE BUSINESS. THE MEASURE OF RELATIVE VALUE IS BASED UPON RATIOS OF TOTAL MARKET VALUE TO REVENUES, CASH FLOW, EARNINGS, AND ASSETS.

(END SIDEBAR)

DETERMINING WHICH BONDS TO BUY
The Ultra Short Term Income Fund and the Balanced Fund both invest in fixed-income securities such as bonds. The Funds select bonds based primarily on their credit quality and duration.

DETERMINING WHICH BONDS TO SELL
In general, a Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade, or if the Fund receives other adverse information about an issuer.

DETERMINING WHICH STOCKS TO BUY
The Balanced Fund, the Mid Cap Value Fund, and the Small Cap Value Fund all invest in stocks. Each Fund has its own investment goal and pursues its goal in a distinct way. The Manager decides which particular stocks to buy and which ones to sell using a value-based approach to investing.
    - The Manager purchases undervalued stocks, often referred to as "value" stocks. Value stocks are stocks which the Manager determines (1) have strong or improving financial accounting statement data and (2) have been overlooked by the market and are "cheap" according to typical valuation measures. Value stocks generally have substantial revenues and assets for each dollar of price, but often have disappointing recent sales and earnings growth.
    - In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries). The Manager uses proprietary quantitative and statistical methods to analyze fundamental data.
    - To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of a Fund's net assets in any one company and 25% in any one industry, and it consistently re-balances its investments.
    - Under normal conditions, the Manager keeps each Fund fully invested rather than taking temporary cash positions.
    - The Manager does not attempt to time the market or to hedge returns.
    - The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.
    - The Manager does not visit companies to avoid becoming biased by personal impressions of the companies' management.
    - The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.
    - The Manager does not use options, futures or derivatives.

DETERMINING WHICH STOCKS TO SELL
The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

--------------------------------------------------------------------------------
22

                                                                      MANAGEMENT
--------------------------------------------------------------------------------

TOWNELEY CAPITAL MANAGEMENT, INC. (Towneley or the Manager), founded in 1971 by Wesley G. McCain, serves as investment advisor for each Eclipse Fund. Towneley currently manages over $1.1 billion in assets including those of the Eclipse Funds. Towneley's clients also include corporations, foundations, colleges, hospitals, individuals, retirement plans, and hedge funds. Towneley is located at 470 Park Avenue South, 16th Floor, New York, New York 10016. On behalf of the Funds, Towneley provides an investment program, makes the day-to-day investment decisions, executes purchase and sale orders, and generally manages each Fund's investments.

In exchange for these services, each Fund pays the Manager an annual fee calculated as a percentage of average daily net assets. Eclipse Ultra Short Term Income Fund paid the Manager a management fee equivalent to 0.00% of its average net assets for the fiscal year ending December 31, 1998. Under its management contract with the Fund, the Manager is entitled to a fee at the rate of 0.40%, of which the Manager has contractually waived 0.20% through December 31, 2001 and is voluntarily waiving the remaining 0.20%. Eclipse Balanced Fund paid the Manager a management fee equivalent to 0.70% of its average net assets for the fiscal year ending December 31, 1998. Under the management contract effective during that fiscal year, the Manager was entitled to a fee at the rate of 0.80%, of which the Manager voluntarily waived 0.10%. That management contract was amended effective January 1, 1999, lowering the fee payable to 0.75%. The Manager is no longer waiving its fee for Eclipse Balanced Fund. Eclipse Mid Cap Value Fund paid the Manager a management fee equivalent to 0.84% of its average net assets for the fiscal year ending December 31, 1998. Under the management contract effective during that fiscal year, the Manager was entitled to receive a fee at the rate of 0.90%, of which the Manager voluntarily waived 0.06%. The Manager is no longer waiving its fee for Eclipse Mid Cap Value Fund. Eclipse Small Cap Value Fund paid the Manager a management fee equivalent to 1.00% of its average net assets for the fiscal year ending December 31, 1998.

MR. MCCAIN, the founder and chairman of Towneley, directs the investment process and co-manages the Funds. Mr. McCain holds a BBA from the University of Michigan, an MBA from Columbia University, and an MA and PhD from Stanford University; he is a Chartered Financial Analyst (CFA). He was formerly on the faculty of the Graduate School of Business of Columbia University.

JOAN SABELLA, who has been with Towneley since 1978, co-manages Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund with Mr. McCain. She is a Vice President of Towneley and is Director of Fixed Income Research and Trading. She holds a BBA from Baruch College and is a Certified Financial Planner (CFP).

KATHY O'CONNOR, who has been with Towneley since 1987, co-manages Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund with Mr. McCain. She is a Vice President of Towneley. She holds a BBA from Southeastern Massachusetts State College, an MBA from Babson College, and is a CFA.

--------------------------------------------------------------------------------

ACCOUNT POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

THE TRANSFER AGENT
All transactions in Fund shares are made through National Financial Data Services (NFDS), transfer agent of the Funds, which accepts orders directly for purchases, redemptions, and exchanges. The Funds do not issue share certificates. Instead, NFDS maintains an account for each shareholder of record, in which that shareholder's purchases, redemptions, exchanges, and distributions are reflected.

OPENING AN ACCOUNT
There is no sales charge. There is a minimum initial investment of $1,000, a $500 minimum initial investment for gift accounts, and a $50 per month minimum for automatic investment accounts. Individuals, institutions, fiduciaries, and retirement plans may invest in the Funds. Generally, if an order in proper form is received by NFDS before 4:00 P.M., Eastern Time on a Fund's business day, shares will be issued that day; and if it is received after 4:00 P.M. the shares will be issued on the Fund's next business day. Each Fund reserves the right to reject any subscription for its shares. To open an account please:
First, obtain an application.

Write or call                                 ECLIPSE FINANCIAL SERVICES, INC.
                                              P.O. Box 2196
                                              Peachtree City, Georgia 30269
                                              800.872.2710
Or download the application from our website  WWW.ECLIPSEFUND.COM

Second, send funds by mail, bank wire, or automatic investment:

--------------------------------------------------------------------------------
MAIL        You may open an account by mail. Mail a check payable to "Eclipse
            Funds" with your completed application to:
                  Eclipse Funds
                  c/o National Financial Data Services
                  P.O. Box 419595
                  Kansas City, MO 64179
            Checks are accepted subject to collection at full face value in U.S.
            currency.
            Third-party checks are not accepted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
24

                                                 ACCOUNT POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK WIRE   You may open an account using the wire system for transmittal of money among banks by following three steps.
            1. Telephone Eclipse Financial Services, Inc. at 800.872.2710 to
               obtain your new account number.
            2. Instruct a member commercial bank to wire funds to:
                  National Financial Data Services
                  ABA 101003621
                  for further credit to a/c #7512554
                  Re: -Name of Fund-
                  Account Number ___________________________________________
                  Account Name _____________________________________________
                  Social Security #/Tax ID #________________________________
            Your bank may charge your account for wiring the money. The Funds do not charge for receipt. If you are planning to wire funds, inform your bank early in the day so that the wire transfer can be completed the same day.
            3. Return your completed application to:
                  Eclipse Funds
                  c/o National Financial Data Services
                  P.O. Box 419595
                  Kansas City, MO 64179
--------------------------------------------------------------------------------
AUTOMATIC   You may also establish an automatic investment account. By
INVESTMENT  completing the automatic investment authorization form included with the application and sending it with a voided check, you can direct a
            Fund to charge your bank account for the monthly purchase of shares.
            Your account will be charged on or about the 20th day of each month and you will receive a confirmation of every transaction.
--------------------------------------------------------------------------------

OPENING A GIFT ACCOUNT
A Gift Account is an investment in any of the Eclipse Funds that you open for someone special to you. This is a special way to mark a birthday, graduation, wedding, or other occasion. You can add to the account whenever you wish, but the person you honor with the gift (or that person's custodian) is the only one who can make an exchange or sale.

INVESTING IN MORE THAN ONE ECLIPSE FUND
When you make your initial investment, you must state on the application the Fund(s) in which you are investing. You may divide your investment among the Funds in any manner you choose, as long as you meet the applicable initial investment minimum for each Fund. You will have a separate account in each Fund in which you invest.

MAKING ADDITIONAL PURCHASES
There is no sales charge. Once you have made an initial investment in a Fund, you may make additional purchases of that Fund's shares for any amount. Purchases can be made by mail, bank wire, or automatic investment.

--------------------------------------------------------------------------------

ACCOUNT POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

REDEEMING YOUR SHARES
You may redeem shares in a Fund by mail, telephone, or systematic withdrawal. To redeem your shares, please:

--------------------------------------------------------------------------------
MAIL        Send a letter to:
                  Eclipse Funds
                  c/o National Financial Data Services
                  P.O. Box 419595
                  Kansas City, MO 64179
            The letter must:
            - Name the Fund whose shares you want to redeem
            - State the dollar amount or number of shares you want to redeem
            - Provide your account number
            - Be signed in exactly the same way the account is registered (if there is more than one registered owner, signed by all); and
            - Have signatures that are properly guaranteed. A signature can be guaranteed by a member of or a participant in a signature
              guarantee program that is a bank, broker-dealer, municipal securities broker and dealer, government securities broker and dealer, credit union, a member firm of a national securities exchange, registered securities association or clearing agency or savings association. A signature guarantee by a savings bank or notary public will not be accepted. Depending upon the
              circumstances, additional information may be requested. For example, corporations, administrators, executors, personal representatives, trustees, or custodians may be required to evidence their authority for making the redemption request.
--------------------------------------------------------------------------------
TELEPHONE   This is the easiest way to redeem but you must have selected this option in the original application or in a subsequent
            signature-guaranteed letter.
            Call 800.525.0687. Before placing the call, you should consider the following:
            - In order to redeem your shares by telephone, you must have previously elected this option.
            - The money will be mailed to your address on record with Eclipse
              Funds.
            - Each Fund reserves the right to limit the number of telephone redemptions.
            - Telephone redemption requests may not be modified or canceled.
            - A Fund will not be liable for following telephone instructions that it reasonably believes to be genuine. To confirm the
              genuineness of telephone instructions, a Fund may record all telephone instructions, and it may require some form of personal identification prior to acting upon them. In addition, a Fund will send written confirmations of all redemptions made by telephone.
              Assuming reasonable procedures such as the above have been followed, a Fund will not be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. Consequently, the Fund
              shareholder will bear this risk.
            - During periods of substantial economic or market changes, you may have difficulty reaching a Fund to make a telephone redemption. If you cannot reach a Fund by telephone, you may still redeem by mail.
--------------------------------------------------------------------------------
SYSTEMATIC  If you own shares in a Fund worth at least $10,000 at the current
WITHDRAWAL  NAV, you may open a Systematic Withdrawal Account from which a fixed sum will be paid to you at regular intervals. For additional information, please contact Eclipse Financial Services, Inc. at the address and telephone number on the back cover.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26

                                                 ACCOUNT POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

RECEIVING YOUR MONEY
Your redemption request will be processed promptly, and a check normally will be mailed within 3 business days after NFDS has received your request. The check will be mailed to your address of record.

Although redemption payments generally will be made in cash, under certain circumstances, payments may be made in portfolio securities.

The Fund will not mail redemption proceeds for an account until any purchases made by check have cleared; this may take up to 15 days. Consequently, if you purchase shares in a Fund by check and submit a redemption request shortly thereafter, it could take somewhat longer than normal to process your request.

In addition, your redemption request may take longer to process if Eclipse Funds have temporarily suspended the right of redemption. A Fund may suspend the right of redemption and postpone the date of payment for more than 7 days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings, (2) the SEC has by order permitted such suspension, or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

MAKING AN EXCHANGE
As a shareholder in a Fund, you are entitled to exchange some or all of those shares for shares in any other Eclipse Fund. There is no charge for making an exchange. If you are exchanging shares between two Funds in which you already hold shares, the minimum exchange amount is $500. If you are making an exchange for shares in a Fund in which you are not already invested, you must exchange enough shares to satisfy the new Fund's initial investment minimum. Each Fund reserves the right to reject any exchange request and to modify or discontinue the exchange privilege at any time. You may make an exchange by mail or telephone:

--------------------------------------------------------------------------------
MAIL        Please send written instructions to:
                  Eclipse Funds
                  c/o National Financial Data Services
                  P.O. Box 419595
                  Kansas City, MO 64179
--------------------------------------------------------------------------------
TELEPHONE   Please call:  800.525.0687
--------------------------------------------------------------------------------

MAINTAINING AN ACCOUNT MINIMUM
If you have an account with an initial investment minimum (other than an IRA) and your account balance falls below $500 as a result of sales you have made, a Fund has the right to redeem the rest of your shares. This right allows the Fund to reduce expenses. You would be given at least 30 days' notice of the date for the scheduled redemption and would be able to purchase enough shares to meet the initial investment minimum to prevent the redemption.

PURCHASING OR REDEEMING SHARES THROUGH A BROKER-DEALER
In addition to opening an account with the Funds directly, a shareholder may open an account through brokerage firms or other financial institutions, including the Manager and its affiliates. Those institutions may charge a fee for purchasing or redeeming shares by telephone. The $1,000 minimum initial investment described above may not apply; however, those institutions may impose their own minimum investment amounts.

--------------------------------------------------------------------------------

HOW FUND SHARES ARE PRICED
--------------------------------------------------------------------------------

Your price for purchases, redemptions, and exchanges will be the net asset value per share (NAV) next calculated after your order is placed. NAV generally is calculated at the close of regular trading in the New York Stock Exchange (NYSE) (normally 4:00 P.M. Eastern time) every day the NYSE is open for trading. NAV depends upon the value of a Fund's investments. Each Fund's investments generally are valued at their market price, or where market prices are not available on a particular day, at fair value. Fair value prices are calculated according to methods determined in good faith by each Fund's Board of Trustees. Debt instruments with 60 days or less remaining until maturity are stated at amortized cost. NAV is calculated as follows:

Fund assets - Fund liabilities
----------------------------
Number of shares outstanding                  = Net Asset Value

RETIREMENT PLANS
--------------------------------------------------------------------------------

You may invest in any of the Eclipse Funds through certain retirement plans. There are several different types of retirement plans, including, for example, Traditional IRAs, Roth IRAs, and SIMPLE Plans. Each type has its own rules concerning qualifications, contributions, distributions, and tax consequences. Additional information is contained in the SAI. Also, as always, you may write or telephone Eclipse Funds for more information.

DISTRIBUTIONS
--------------------------------------------------------------------------------

WHEN DISTRIBUTIONS ARE MADE

Each Fund generally makes two types of distributions to its shareholders:

   - Dividend distributions from its net investment income

   - Capital gains distributions of any net capital gains that it has realized.

Any dividend distributions are normally paid once each quarter for the Ultra Short Term Income Fund and the Balanced Fund, and once a year for the Mid Cap Value Fund and the Small Cap Value Fund. Any capital gains distributions are normally made once per year.

HOW DISTRIBUTIONS ARE MADE

You may have distributions paid in cash or reinvested in shares either by selecting the appropriate option on your account application or by notifying Eclipse Funds in writing. Instructions must be received by the Fund before the record date of a distribution. Distributions will be reinvested in additional shares of a Fund unless you instruct the Fund otherwise. The Funds do not impose sales charges for dividend reinvestments.

--------------------------------------------------------------------------------
28

                                                                TAX CONSEQUENCES
--------------------------------------------------------------------------------

FEDERAL TAX CONSEQUENCES OF HOLDING SHARES
Each Fund will distribute most of its net investment income and net capital gains to its shareholders. Although the Fund will not be taxed on amounts it distributes, you may be taxed. Distributions are taxable to most shareholders.

A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of any particular distribution will be the same for all of the Fund's shareholders. It does not matter how long you have been in the Fund or whether you reinvest or receive cash for your distributions. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

If a Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year when declared rather than when received.

If you hold shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts you hold in a tax-deferred account generally will be subject to tax only once you receive a distribution from that tax-deferred account.

Each year, you will receive a statement from the Funds detailing the tax status of any distributions for that year.

FEDERAL TAX CONSEQUENCES OF REDEEMING OR EXCHANGING SHARES
If you sell or redeem shares, you will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon how long you held those shares. If you exchange shares, you may be treated as if you sold them.

STATE AND LOCAL TAXES
In addition to federal tax, distributions may be subject to state and local taxes.

BACKUP WITHHOLDING
As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

EVERYONE'S TAX SITUATION IS UNIQUE
Because everyone's tax situation is unique, you should always consult your tax professional about federal, state, and local tax consequences to you. This tax discussion is meant only as a general summary.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION on the Eclipse Funds is available from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS
In the annual and semi-annual reports, you will find additional information about the Funds' investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its past fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
In the SAI, you will find additional information about the Funds. The SAI is incorporated into this prospectus by reference, which means it is legally considered part of this prospectus.

TO OBTAIN INFORMATION FROM THE SEC:

    VISIT THE SEC PUBLIC REFERENCE ROOM:
    Public Reference Room of the Commission
    Washington, D.C. 20549-6009
    800.732.0330

    You may review the information for free, but will pay a fee for copying. Please call the above number for details. Also, you may request information from the Public Reference Room by mail or telephone. You will be charged a fee for any reports or SAIs that are sent to you.

    VISIT THE SEC WEBSITE:
    www.sec.gov

TO OBTAIN FREE ADDITIONAL INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

    CALL OR WRITE TO:
    Eclipse Financial Services, Inc.
    P.O. Box 2196
    Peachtree City, GA 30269

    800.872.2710

    VISIT THE ECLIPSE FUNDS WEBSITE:
    www.eclipsefund.com

                                                            [ECLIPSE FUNDS LOGO]
                                                               File No. 811-4847

--------------------------------------------------------------------------------
30

MANAGER
Towneley Capital Management, Inc.
470 Park Avenue South
16th Floor
New York, New York 10016
www.towneley.com

SHAREHOLDER
SERVICING AGENT
Eclipse Financial Services, Inc.
P.O. Box 2196
Peachtree City, Georgia 30269
Telephone: 800.872.2710


CUSTODIAN
Investors Fiduciary Trust Company

TRANSFER AGENT
National Financial Data Services
330 West 9th Street
Kansas City, Missouri 64105

WEBSITE
Visit our website at www.eclipsefund.com





                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

                                  ECLIPSE FUNDS
                              470 Park Avenue South
                                   16th Floor
                            New York, New York 10016


Eclipse  Funds (the  "Trust")  is a no-load,  open-end,  diversified  management
investment  company.   The  Trust  currently  has  four  investment   portfolios
(individually a "Fund" and collectively the "Funds"):

                      Eclipse Ultra Short Term Income Fund

                              Eclipse Balanced Fund

                           Eclipse Mid Cap Value Fund*

                         Eclipse Small Cap Value Fund**

Towneley Capital Management, Inc. ("Manager" or "Towneley") serves as investment manager to the Trust.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution solely when preceded or accompanied by the Trust's prospectus relating to the Funds dated May 1, 1999 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus. This SAI should be read in conjunction with the Prospectus. Additional copies of the Prospectus may be obtained without charge by writing or telephoning:

                        Eclipse Financial Services, Inc.
                                  P.O. Box 2196
                            Peachtree City, GA 30269
                                  800.872.2710
                                  770.631.0414








--------------------

          *Formerly, Eclipse Growth and Income Fund

         **Formerly, Eclipse Equity Fund

                                TABLE OF CONTENTS

                                                                         Page

FUND HISTORY..............................................................3

INVESTMENT POLICIES AND RISK CONSIDERATIONS...............................3
         Ultra Short Term Income Fund.....................................3
         Balanced Fund....................................................5
         Mid Cap Value Fund...............................................5
         Small Cap Value Fund.............................................6
         Ultra Short Term Income Fund and the Balanced Fund...............7
         Investment Policies and Risks Applicable to All Funds...........13

INVESTMENT RESTRICTIONS..................................................15

MANAGEMENT OF THE FUNDS..................................................17

INVESTMENT ADVISORY AND OTHER SERVICES...................................19
         Transfer Agent, Dividend Disbursing Agent and Custodian.........21

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................21

DESCRIPTION OF SHARES....................................................22

PRICING OF SHARES........................................................23

REDEMPTION OF SHARES.....................................................23

OWNERSHIP OF SHARES......................................................24

RETIREMENT PLANS.........................................................26

TAXATION 27

PERFORMANCE..............................................................30

COUNSEL AND AUDITORS.....................................................33

GENERAL INFORMATION......................................................33

FINANCIAL STATEMENTS.....................................................33

APPENDIX A...............................................................34

                                  FUND HISTORY

The Trust, a Massachusetts business trust established by an Agreement and Declaration of Trust dated July 30, 1986, is a no-load, open-end, diversified management investment company commonly known as a "mutual fund." The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares (also sometimes referred to as classes or series of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and each such portfolio may have different investment objectives and policies. Shares of the Trust are currently offered in four separate portfolios: Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, and Eclipse Small Cap Value Fund. Because the Trust offers multiple portfolios, it is commonly referred to as a "series fund." Each Fund is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies.





                  INVESTMENT POLICIES AND RISK CONSIDERATIONS

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Manager, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Manager may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

Investment Policies and Risks Applicable to the Ultra Short Term Income Fund

Investment Objective

The investment objective of the Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. The Ultra Short Term Income Fund is designed for the investor who seeks a higher yield than a money market fund but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. Investors in the Fund are therefore subject to a greater risk of loss of principal than shareholders of a money market fund. The Fund's investment objective is deemed a fundamental policy of the Fund.

Investment Approach

The Fund will pursue this objective by investing in a diversified portfolio of investment grade, short-term fixed-income securities. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. It is the Fund's policy that the effective weighted average maturity and duration of its portfolio not exceed 36 months. Under normal market conditions, the duration of the Fund's portfolio will not exceed 13 months. The duration of a fixed-income security indicates the time it will take an investor to recoup his or her investment, and approximates the price sensitivity of a fixed-income security to interest rate changes. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's interest payments, final maturity, call features and other factors into one measure. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or bond portfolio's) price. Generally, the higher the interest rate on a bond, the shorter its duration will be.

The duration of the Fund is calculated by averaging the duration of each fixed-income instrument held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. Because duration accounts for interest payments, a fund's duration is usually shorter than its average maturity. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risks.

In some cases, duration cannot be calculated with certainty because certain assumptions have to be factored into the calculation. For example, in the case of mortgage pass-through securities (described below under "Investment Policies and Risks Applicable to the Ultra Short Term Income Fund and the Balanced Fund"), the stated final maturity of such securities is generally 30 years, but current and projected payment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Fund's Manager will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed-income portfolio, the shorter the duration of the portfolio, the lower the market risk and price volatility, with however, a lower anticipated potential for total return than for a portfolio with a longer duration. For example, in general, if a fund's duration is one year, then a change of one percentage point in prevailing interest rates would result in a change in the opposite direction of approximately one percentage point in the net asset value of the fund.

The Ultra Short Term Fund will, to the extent possible, limit its investments to securities which, in the opinion of the Fund's Manager, and based on available information, are issued by companies that are socially responsible. The Manager selects socially responsible portfolios using research provided by, among others, Kinder, Lydenberg, Domini & Co., Inc. With this research, the Manager is able to apply both inclusionary and exclusionary criteria to companies to create a socially responsible portfolio. Investments may include federally insured short term fixed income securities of community development banks. In addition, the Manager attempts to enhance shareholder value through the use of proxy research and voting. The Fund pursues its policy of making socially responsible investments while maintaining the quality of its investment portfolio in accordance with the guidelines set forth in this section.

Foreign Issuer Obligations

The Fund may invest in fixed-income securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's.

Bank Obligations

The Fund may invest in obligations of domestic banks and savings and loan associations and dollar-denominated obligations of domestic subsidiaries and branches of foreign banks, such as certificates of deposit (including variable rate certificates of deposit) and bankers' acceptances, provided such instruments are issued or guaranteed by an institution having total assets in excess of one billion dollars. As noted above, the Fund may also invest in securities issued by community development banks not meeting the foregoing requirements provided that the entire principal amount of such securities is federally insured.

Commercial Paper

The Fund may invest in commercial paper rated at the time of purchase A-1 by S&P or Prime-1 by Moody's. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Repurchase Agreements

The Fund may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fund's total assets would be so invested. The Fund may also invest in repurchase agreements with a domestic bank having total assets in excess of one billion dollars and a long-term credit rating of at least A as determined by Moody's or S&P. Securities subject to repurchase agreements will be placed in a segregated account and the Manager will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

Investment Policies and Risks Applicable to the Balanced Fund

Investment Objective

The investment objective of the Balanced Fund is to seek a high total return from a combination of equity securities and fixed-income investments (including debt securities, convertible securities and preferred stocks.) (See "Equity Securities" and "Fixed-Income Securities" below.) "Total return" refers to the objective to achieve a return consisting of both dividend and interest income and realized and unrealized capital gains. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

Investment Approach

The Balanced Fund has adopted as a fundamental policy that it be a "balanced" fund; this fundamental policy cannot be changed without the approval of shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income senior securities. With respect to convertible securities held by the Fund, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

Equity Securities

   The equity component of the Balanced Fund will be invested primarily in shares of mid-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small. As the stock market and the economic environment change, companies once considered large- may become mid- or small- or vice versa. In selecting the equity issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

Fixed-Income Securities

The fixed-income component of the Balanced Fund will be invested in the following types of fixed-income securities: (i) U.S. Government securities; (ii) foreign government securities; (iii) investment grade corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described under the caption "Investment Policies and Risks Applicable to the Ultra Short Term Income Fund and the Balanced Fund."

Investment Policies and Risks Applicable to the Mid Cap Value Fund

Investment Objective

The investment objective of the Mid Cap Value Fund is to seek a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. As used herein, "equity securities and equity-related securities" means common and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; and depository receipts (traded in a U.S. market) for securities of foreign issuers. Equity selection will be based on estimated relative intrinsic value (see "Balanced Fund" above), expected future earnings growth, and current and expected dividend income. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

Investment Approach

   In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Under normal market conditions, the Fund will invest primarily in dividend-paying equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. The Fund will invest primarily in shares of mid-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small. As the stock market and the economic environment change, companies once considered large- may become mid- or small- or vice versa.

The Fund expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities (which are traded in a U.S. market), which meet the criteria for investment selection set forth above. Since 20% of the Fund's assets may consist of securities issued by foreign issuers, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in securities of U.S. domestic issuers. (See "Investment Policies and Risks Applicable to All Funds--Foreign Securities.")

The Fund will neither engage in short selling or option trading, nor will it leverage its shares.

The Fund is subject to the usual market risks incident to its investments and, therefore, there can be no assurance that the objective of the Fund will be attained.

The Fund's investment objective and its investment policy of investing under normal circumstances more than 65% of its assets in equity securities are deemed fundamental and, therefore, may not be changed without shareholder approval. The other investment policies of the Fund described in this section are not deemed fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval.

Investment Policies and Risks Applicable to the Small Cap Value Fund

Investment Objective

The investment objective of the Small Cap Value Fund is to seek a high total return from equity securities (including for this purpose preferred stocks and debt securities convertible into common stock). "Total return" refers to the objective to achieve a return consisting of both income and realized and unrealized capital gains. Securities are selected and weighted in the portfolio with a view toward achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

Investment Approach

In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value (see "Investment Policies and Risks Applicable to Balanced Fund" above), expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the Standard & Poor's 500 Stock
Composite Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in large capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies. As a matter of fundamental policy, the Fund is required under normal circumstances to have more than 65% of its total assets invested in equity investments.

The Fund expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities (which are traded in a U.S. market), which meet the criteria for investment selection set forth above. Since 20% of the Fund's assets may consist of securities issued by foreign issuers, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in securities of U.S. domestic issuers. (See "Investment Policies and Risks Applicable to All Funds--Foreign Securities.")

The Fund will neither engage in short selling or option trading, nor will it leverage its shares.

The Fund is subject to the usual market risks incident to its investments and, therefore, there can be no assurance that the objective of the Fund will be attained.

The Fund's investment objective and its investment policy of investing under normal circumstances more than 65% of its assets in equity securities are deemed fundamental and, therefore, may not be changed without shareholder approval. The other investment policies of the Fund described in this section are not deemed fundamental and may be changed by the Board without shareholder approval.

Investment Policies and Risks Applicable to the Ultra Short Term Income Fund and the Balanced Fund

The Ultra Short Term Income Fund and the Balanced Fund may also invest in the following types of securities.

Government Securities

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and (in the case of the Balanced Fund only) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. Government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Backed and Asset-Backed Securities" below.)

The Ultra Short Term Income Fund and the Balanced Fund may invest in "zero coupon" Treasury securities which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current Federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.

U.S. Government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government securities can be expected to increase, and when interest rates rise, the values of U.S. Government securities can be expected to decrease.

Stripped Corpus Interests in U.S. Treasury Securities

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Funds may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. Government securities but rather securities issued by the bank or brokerage firm involved.

Foreign Government and Supranational Entity Securities

The Ultra Short Term Income Fund may invest up to 10% of its total assets, and the Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. Investing in foreign government and supranational entity securities involves considerations and possible risks not typically associated with investing in U.S. Government securities. (See "Investment Policies and Risks Applicable to All Funds--Foreign Securities.")

Foreign government securities include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, or other governmental entities (collectively, the "Government Entities") denominated in foreign currencies or in U.S. dollars (including debt securities of a Government Entity in a country denominated in the currency of another country). The Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country.

The Manager's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

Corporate Fixed-Income Securities

The Funds may invest their assets in corporate fixed-income securities which include debt securities (including floating and variable notes), convertible securities and preferred stock of corporate issuers. (As noted above, for purposes of the Balanced Fund's policy of investing at least 25% of its total assets in fixed-income securities, only that portion of the value of convertible securities attributable to their fixed-income characteristics will be taken into account.) Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. The Funds will invest in investment grade securities (securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P), and in comparable non-rated securities. Moody's indicates that securities rated Baa, although investment grade, have speculative elements. S&P indicates that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for securities rated BBB than is the case with higher-rated securities, although such securities are regarded as having an adequate capacity to pay interest and principal. (See Appendix A hereto for a description of corporate debt ratings.) Non-rated securities will be considered for investment by the Funds when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies. The Funds may also invest in non-Treasury zero coupon securities and in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash), which have both investment and risk characteristics similar to zero coupon Treasury securities, including the risk of the untimely disposition of portfolio securities to fund required distributions and the resultant transaction costs. (See "Government Securities" above and "Dividends, Distributions and Taxes" below.)

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above. In addition, it is the Ultra Short Term Income Fund's policy to dispose of a security whose rating drops below Baa or BBB when it is practicable to do so if, in the judgment of the Manager, such downgrade is likely to lead to a default.

Mortgage-Backed and Asset-Backed Securities - General

Mortgage-backed and asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, these securities provide periodic payments which generally consist of both interest and principal payments. The estimated life of a mortgage-backed or asset-backed security and the average maturity of a portfolio including such securities varies with the prepayment experience with respect to the underlying debt instruments.

Mortgage-Backed Securities - General

Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States government or one of its instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. An issuer of mortgage-backed securities meeting certain conditions may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). (See "Dividends, Distributions and Taxes.")

Government Guaranteed Mortgage Pass-Through Securities - General

The Ultra Short Term Income Fund and the Balanced Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by (i) the Government National Mortgage Association ("GNMA"), (ii) the Federal National Mortgage Association ("FNMA") and (iii) the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMAs are pass-through interests in pools of mortgage loans insured by the Federal Housing Administration or by the Farmer's Home Administration or guaranteed by the Veterans Administration. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. GNMAs are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due. FNMA is a U.S.
Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in residential mortgage loans pooled by it. FHLMC is a corporate instrumentality of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal. FNMAs and FHLMCs are not backed by the full faith and credit of the United States.

GNMA Certificates

GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

FNMA Certificates

FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1939 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government.

Each FNMA Certificate will represent pro rata interests in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FHLMC Certificates

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

FHLMC guarantees to each registered holder of an FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of an FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government.

FHLMC Certificates represent pro rata interests in a group of mortgage loans (an "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

Private Mortgage Pass-Through Securities

Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of, and investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. (See "Types of Credit Support" below.)

Types of Credit Support

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories - (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities

Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (as such terms are defined above) (such collateral collectively referred to herein as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of, and interest on, the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments on the Mortgage Assets, are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC" Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal on such securities having the highest priority after interest has been paid to all classes.

Asset-Backed Securities - General

The Funds also may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. (See "Types of Credit Support" above.)

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Mortgage-Backed and Asset Backed Securities - Special Risk Considerations

The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. As a result, mortgage-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation. Amounts available for reinvestment by the Fund are therefore likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Generally, asset-backed securities are less likely to experience substantial prepayments than are mortgage-backed securities, primarily because the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. However, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities (e.g., fluctuations in interest rates and unemployment), although the predominant factors affecting prepayment rates on mortgage-backed and asset-backed securities may be different during any particular period. In periods of rapidly changing economic conditions, these factors can lead to volatility in the value of certain types of mortgage-backed and asset-backed securities.

The Funds' respective returns will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Funds at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

New  types  of  mortgage-backed   securities  and  asset-backed  securities  are
developed  and  marketed  from time to time.  Consistent  with their  respective investment limitations, the Funds expect to invest in those new types of instruments that the Manager believes may assist the Funds in achieving their respective investment objectives and to supplement this prospectus to appropriately describe such instruments.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on such notes is based on an identified interest rate index and is adjusted automatically at specified intervals or when the index changes.

Investment Policies and Risks Applicable to All Funds

Each Fund may also invest in the following types of securities.

Illiquid and Restricted Securities

The Balanced Fund and the Small Cap Value Fund may invest in illiquid securities, (i.e., securities having no ready market (including repurchase agreements of more than seven days' duration)), if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and the disposition of such securities may require an extended period of time. Illiquid securities may include certain restricted securities, which may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration of such securities is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Manager, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holding of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

The Ultra Short Term Income Fund and the Mid Cap Value Fund may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

Warrants

Each Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any right in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. A Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Lending of Portfolio Securities

Each Fund may from time to time lend securities from its portfolio to brokers or dealers, banks or other institutional investors and receive collateral in the form of cash or United States Government obligations. Under each Fund's current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In determining whether to lend securities to a particular broker-dealer or financial institution, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker-dealer or financial institution. A Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will a Fund lend its portfolio securities to any officer, director, trustee, employee or affiliate of the Fund or the Manager. In the event the borrowing institution fails to redeliver the securities when due, or becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Temporary Defensive Position; Cash Reserves

When business or financial conditions warrant, each Fund may take a defensive position and invest temporarily without limit in investment grade corporate debt securities or money market instruments. Money market instruments for this purpose include U.S. Government securities having remaining maturities of one year or less, commercial paper rated in the highest grade by any nationally recognized rating agency, certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and repurchase agreements relating to U.S. Government securities. A repurchase agreement is an instrument under which an investor (e.g., a Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. See "Ultra Short Term Income Fund--Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements.

In addition, a portion of each Fund's assets will be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

Foreign Securities

Each Fund may invest in securities issued by foreign issuers, and thus may be subject to additional risks for these securities that are different in some respects from those incurred by a fund which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, changes in foreign exchange rates (including the possible establishment of exchange controls), the possible seizure or naturalization of foreign deposits, or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such securities. Currency fluctuations may affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. A Fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of a Fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. While each Fund generally will invest only in securities which are regularly traded on recognized exchanges or over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly at the best available price. Settlement periods for foreign securities, which are sometimes longer than those of securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities or the loss of interest on cash positions pending further investments.

Portfolio Turnover

   Portfolio turnover rate is the percentage of a Fund's investments (either its entire portfolio or a component thereof, such as an equity component or fixed-income component) that is replaced in one fiscal year. For example, a fund that replaces its entire portfolio in one year would have a portfolio turnover rate of 100%. The annual portfolio turnover rates of the Ultra Short Term Income Fund, the equity component of the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund may exceed 100%. The annual portfolio turnover rate of the fixed-income component of the Balanced Fund is not expected to exceed 100%. The following table shows that, for each of the last two years, the portfolio turnover rate for each Fund was well below 100%:

                                    1998             1997

Ultra Short Term Income Fund        36.02%           45.10%

Balanced Fund                       69.85%           46.66%

Mid Cap Value Fund                  80.72%           51.66%

Small Cap Value Fund                73.39%           55.47%

The Trust, however, has not placed any limit on the rate of portfolio turnover with respect to any of the Funds, and portfolio securities may be sold without regard to the time they have been held when, in the opinion of the Manager, investment considerations warrant such action. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.





                             INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which may not be changed without the approval of the Fund's shareholders, by a vote of a majority of its outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Briefly, these restrictions provide that a Fund may not:

1. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

2. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

3. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the Balanced Fund and the Small Cap Value Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the Ultra Short Term Income Fund and the Mid Cap Value Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

4. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

5.    Invest more than 25% of the value of its total assets in any one industry;

6. Purchase or otherwise acquire interests in real estate (including, in the case of the Ultra Short Term Income Fund and the Mid Cap Value Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Ultra Short Term Income Fund and the Balanced Fund may acquire mortgage-backed securities;

7.    Purchase or acquire commodities or commodity contracts;

8. Make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed in the Prospectus and herein.

9. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

11. Purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

12. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14.   Invest in companies for the purpose of exercising control.

In addition, each Fund has adopted certain additional investment restrictions, including the following, which may be changed by the Board without shareholder approval. None of the Funds may purchase or retain the securities of any issuer if the Trust's officers, directors or trustees ("Trustees") or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities. Neither the Balanced Fund nor the Small Cap Value Fund may invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable. Neither the Mid Cap Value Fund nor the Ultra Short Term Income Fund may (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or
(ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

If a percentage restriction described in this section is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund's portfolio securities will not be considered a violation of the Fund's policies or restrictions.





                             MANAGEMENT OF THE FUNDS

Responsibilities of Board of Trustees

The Trust's Board of Trustees (the "Board") is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Trust's day-to-day operations.

Background of Trustees and Officers

The Trustees and executive officers of the Trust, and their principal occupations for the past five years, are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


============================== =================== ==================================================================

Name, Age, Address             Position(s) Held    Principal Occupation(s) During Past Five Years
                               With Fund
============================== =================== ==================================================================

Wesley G. McCain* (56)         Trustee, Chairman   Mr.  McCain is the  founder  and has been  Chairman  of  Towneley
470 Park Avenue South          of the Board and    Capital  Management,  Inc. since 1971. Mr. McCain is a trustee of
16th Floor                     President           the Van Eck  Funds and the Van Eck World  Wide  Insurance  Trust,
New York, NY  10016                                and a  director  of  the  Van  Eck/Chubb  Funds,  Inc.  He  was a
                                                   director  of  the   Peregrine
                                                   Fund from 1995 to 1998. He is
                                                   a general  partner of Pharaoh
                                                   Partners,  L.P., which is the
                                                   general   partner   of  Libre
                                                   Partners,  L.P.  He is also a
                                                   trustee of Libre Group Trust,
                                                   a    director     of    Libre
                                                   Investments  (Cayman) Ltd., a
                                                   member  of  Pharaoh  Partners
                                                   (Cayman) LDC, and Chairman of
                                                   Millbrook  Associates,   Inc.
                                                   and  of   Eclipse   Financial
                                                   Services,   Inc.   He   is  a
                                                   Chartered  Financial  Analyst
                                                   and   a    member    of   the
                                                   Association   for  Investment
                                                   Management  and Research.  In
                                                   addition      to     managing
                                                   investment  portfolios,   Mr.
                                                   McCain's  experience includes
                                                   economic    and     financial
                                                   consulting  to a  diversified
                                                   corporate clientele.

Sigrid A. Hess* (57)           Trustee,            Ms.  Hess is a Vice  President  of Towneley  Capital  Management,
470 Park Avenue South          Executive Vice      Inc., where she has been employed since 1977.
16th Floor                     President and
New York, NY 10016             Secretary

John C. Novogrod (56)          Trustee             Mr.  Novogrod  is a partner  of the law firm of  Kirkland & Ellis
153 East 53rd Street                               since  1997.  Prior to  this,  he was a  partner  of  Novogrod  &
New York, NY 10022                                 Kurlander  from 1991 to 1995,  and a partner of Schiff,  Hardin &
                                                   Waite from 1995 to 1997.

Yung Wong (60)                 Trustee             Mr.  Wong is a Director  of Back Bay Funds,  Inc.,  a  California
29 Alden Road                                      Daily Tax Free  Income  Fund,  Inc.,  Connecticut  Daily Tax Free
Greenwich, CT 06831                                Income Fund, Inc.,  Daily Tax Free Income Fund,  Inc.,  Delafield
                                                   Fund,  Inc.,  Michigan  Daily
                                                   Tax Free Income  Fund,  Inc.,
                                                   New  Jersey  Daily  Municipal
                                                   Income  Fund,   Inc.,   North
                                                   Carolina   Daily    Municipal
                                                   Income  Fund,  Inc.,  Reich &
                                                   Tang Equity Fund, Inc., Short
                                                   Term   Income   Fund,   Inc.,
                                                   Virginia   Daily    Municipal
                                                   Income  Fund,  Inc.,  Georgia
                                                   Daily Municipal  Income Fund,
                                                   Inc.,  and  PAX  World  Money
                                                   Market Fund,  Inc. He is also
                                                   a trustee  of  Florida  Daily
                                                   Municipal     Income    Fund,
                                                   Institutional   Daily  Income
                                                   Fund, and Pennsylvania  Daily
                                                   Municipal  Income  Fund.  Dr.
                                                   Wong was a  Director  of Shaw
                                                   Investment  Management (H.K.)
                                                   Limited (an asset  management
                                                   and direct  investment  firm)
                                                   from 1994 to 1995.

John C. Van Eck (83)           Trustee             Mr. Van Eck is  Chairman  of the Board and  President  of Van Eck
99 Park Avenue                                     Funds and Van Eck Worldwide  Insurance Trust (mutual  funds).  He
New York, NY 10016                                 is  Chairman of Van Eck  Associates  Corporation,  an  investment adviser, and Van Eck Securities Corporation, a broker dealer.

Anthony W. Polis (55)          Vice President      Mr.  Polis  is a  Vice  President  of  New  York  Life  Insurance
51 Madison Avenue              and Treasurer       Company,  a Director,  Vice President and Chief Financial Officer
New York, NY 10010                                 of NYLIFE  Securities  Inc. and NYLIFE  Distributors,  Inc. and a
                                                   treasurer     of     MainStay
                                                   Management,  Inc. He has also
                                                   been Vice President and Chief
                                                   Financial   Officer   of  The
                                                   MainStay  Funds  from 1988 to
                                                   the  present,   Treasurer  of
                                                   MainStay Institutional Funds,
                                                   Inc.    since    1990,    and
                                                   Treasurer   of   MainStay  VP
                                                   Series Fund Inc. from 1993 to
                                                   the   present.    From   1983
                                                   through  1988,  he  was  Vice
                                                   President  of Drexel  Burnham
                                                   Lambert   Incorporated,   DBL
                                                   Tax-Free Fund Inc.,  DBL Cash
                                                   Fund Inc., The Drexel Burnham
                                                   Fund,  Drexel  Series  Trust,
                                                   Fenimore  International  Fund
                                                   Inc., BT Investment Trust and
                                                   BT Tax Free Investment  Trust
                                                   and   Assistant    Treasurer,
                                                   Drexel Bond-Debenture Trading
                                                   Fund.

Sylvia McCormick (52) 21       Vice President      Ms. McCormick has been employed by Towneley  Capital  Management,
Eastbrook Bend                                     Inc.   since  1973.   She  is  President  of  Eclipse   Financial
Suite 119                                          Services, Inc., the Trust's shareholder servicing agent.
Peachtree City, GA 30269

Antoinette B. Cirillo (45)     Assistant           Ms.  Cirillo has been  Assistant  Treasurer of The MainStay Funds
51 Madison Avenue              Treasurer           from  1992  to  the  present,  Assistant  Treasurer  of  MainStay
New York, NY 10010                                 Institutional   Funds,  Inc.  from  1992  to  the  present,   and
                                                   Assistant  Treasurer of MainStay VP Series Fund,  Inc.  from 1993 to the present, and was Corporate Vice President,  Assistant Vice
                                                   President,   Director  and  Senior   Accountant  of  Mutual  Fund
                                                   Accounting  Operations,  NYLIFE  Distributors,  Inc. and Mainstay
                                                   Management,  Inc. from 1988 to 1999.  She held various  positions in New York Life Insurance Company from 1987 to 1988.

Patrick J. Farrell (39)        Assistant           Mr.  Farrell has been Vice  President,  Corporate  Vice President
51 Madison Avenue              Treasurer           and  Assistant  Treasurer  of  NYLIFE   Distributors,   Inc.  and
New York, NY 10010                                 Mainstay  Management,  Inc.  from 1996 to the present,  Assistant
                                                   Treasurer  of MainStay  Funds
                                                   from  1996  to  the  present,
                                                   Assistant     Treasurer    of
                                                   MainStay  Institutional Funds
                                                   from 1996 to the  present and
                                                   Assistant     Treasurer    of
                                                   MainStay  VP Series Fund from
                                                   1996 to the  present.  He was
                                                   Vice  President  of  Alliance
                                                   Capital            Management
                                                   Corporation   from   1988  to
                                                   1996.  From 1986 to 1988,  he
                                                   was   Vice    President   and
                                                   Associate  Manager  of Drexel
                                                   Burnham Lambert Incorporated.
                                                   From  1983  to  1986,  he was
                                                   Assistant     Treasurer    of
                                                   Lexington          Management
                                                   Corporation.   From  1981  to
                                                   1983   he   was   a    Senior
                                                   Accountant  for Peat  Marwick
                                                   Mitchell & Company.

=====================================================================================================================
                               Compensation Table

                         (Year Ended December 31, 1998)

                                                       Pension of         Estimated Annual       Total Compensation
                                Aggregate         Retirement Benefits      Benefits Upon         From Trust Paid to
                            Compensation from      Accrued As Part of        Retirement              Trustees*
Name of Trustee                the Trust*            Trust Expenses
========================= ====================== ====================== ====================== ======================

Sigrid A. Hess                     $0                      $0                    $0                      $0
Wesley G. McCain                   $0                      $0                    $0                      $0
John C. Novogrod                 $5,000                    $0                    $0                    $5,000
John C. Van Eck                  $5,000                    $0                    $0                    $5,000
Yung Wong                        $5,000                    $0                    $0                    $5,000

---------------

* Trustees of the Trust not affiliated with Towneley Capital Management, Inc. or MainStay Management, Inc. receive from the Trust an annual retainer of $2,000 and a fee of $750 for each Board meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Officers of the Trust and Trustees who are affiliated with Towneley Capital Management, Inc. or MainStay Management, Inc. do not receive compensation from the Trust. The table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 1998.






                     INVESTMENT ADVISORY AND OTHER SERVICES

Manager

   Pursuant to a Management Contract for the Balanced Fund and the Small Cap Value Fund, dated January 7, 1987 as amended (the "1987 Contract"), and a Management Contract for the Ultra Short Term Income Fund and the Mid Cap Value Fund dated January 7, 1987 as amended through December 20, 1994 (the "1994 Contract" and, together with the 1987 Contract, the "Management Contracts"), the Manager furnishes an investment program for each Fund, makes the day-to-day investment decisions for each Fund, executes the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. Mr. McCain, chairman and Trustee of the Trust and chairman and director of the Manager, may be deemed a "controlling person" of the Manager on the basis of his ownership of the Manager's stock.

The 1987 Contract was approved on December 8, 1986, and the 1994 Contract was approved on December 20, 1994, in each case by the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Manager. The sole initial shareholder of the Balanced Fund and the Small Cap Value Fund approved the 1987 Contract on January 7, 1987, and the sole initial shareholder of each of the Mid Cap Value Fund and the Ultra Short Term Income Fund approved the 1994 Contract on December 27, 1994. Amendments to the 1987 Contract, to provide for the management of the Balanced Fund and to eliminate 12b-1 expenses as an allowable expense payable by either Fund, were approved on March 15, 1989 and March 16, 1990, respectively, by the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Manager. The 1987 Contract, as amended, was approved by the public shareholders of each of the Balanced Fund and the Small Cap Value Fund at a meeting held on June 13, 1990. The 1987 Contract and the 1994 Contract shall continue in effect as to each Fund provided that continuance is specifically approved annually by the Board or by vote of such Fund's shareholders, and in either case by a majority of the Trustees who are not parties to the relevant Management Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on the relevant Management Contract.

Under the Management Contracts, the Manager provides persons satisfactory to the Board to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees, may be directors, officers or employees of the Manager.

For its services under the Management Contracts, the Manager receives fees from each Fund, accrued daily and payable monthly, at the following annual rates, which are expressed as a percentage of the average daily net assets of each
Fund:

Ultra Short Term Income Fund        0.40%
Balanced Fund                       0.75%
Mid Cap Value Fund                  0.90%
Small Cap Value Fund                1.00%

Under the 1987 Contract, for the fiscal year ended December 31, 1998, the Manager received a fee from the Small Cap Value Fund equal to 1.00% of the Fund's average daily net assets. Under the Management Contracts, for the fiscal year ended December 31, 1998, the Manager was entitled to receive fees from the Ultra Short Term Income Fund in the amount of 0.40% of average daily net assets, which fee was waived in its entirety by the Manager; from the Balanced Fund in the amount of 0.80% of average daily net assets, of which $136,778 was voluntarily waived by the Manager; and from the Mid Cap Value Fund in the amount of 0.90% of average daily net assets, of which $70,826 was voluntarily waived by the Manager.

For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Manager voluntarily waived fees of $18,414, $19,113 and $27,820, respectively (in each case, its entire fee) for the Ultra Short Term Income Fund.

For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the fees payable by the Balanced Fund under the 1987 Contract were $672,074, $681,825 and $779,459, respectively. During the years ended December
31, 1996, December 31, 1997 and December 31, 1998, the Manager voluntarily waived fees for the Balanced Fund totaling $200,877, $153,387 and $136,778, respectively.

   For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the fees payable by the Mid Cap Value Fund under the 1994 Contract were $76,816, $470,307 and $1,038,228, respectively, and the Manager voluntarily waived fees totaling $57,284, $82,079 and $70,826, respectively.

For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the fees paid by the Small Cap Value Fund under the Management Contract were $1,657,486, $1,781,313 and $1,978,256, respectively.

   As of the date of this SAI, the Manager: (i) is continuing to waive all of its fee for the Ultra Short Term Income Fund and to reimburse most of the expenses of the Ultra Short Term Income Fund; (ii) with respect to the Balanced Fund, is no longer waiving a portion of its fee, and is no longer maintaining the expense ratio at a level not to exceed 0.85%, including certain indirect expenses; and with respect to Mid Cap Value Fund, is no longer waiving a portion of its fee, and is no longer maintaining the expense ratio at a level not to exceed 0.95%, including certain indirect expenses.

The Manager may from time to time from its own funds compensate brokers and other persons, including Eclipse Financial Services, Inc. and other affiliates of the Manager, for providing shareholder services or assistance in distributing the Funds' shares. Eclipse Financial Services, Inc. may, in turn, make payments out of amounts received from the Manager to compensate brokers and other persons for providing shareholder services.

Under the Management Contracts, the Manager is required to pay the fees of the Trust's administrator (see "Administrator" below).

The Management Contracts can be terminated without penalty by the Trust on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Manager on 60 days' written notice, and will automatically terminate in the event of its assignment. The Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

If the Manager ceases to act as the Trust's investment adviser, or, in any event, if the Manager requests in writing, the Trust will take action to change its name to a name not including the word "Eclipse."

Administrator

The Trust has retained MainStay Management, Inc., (the "Administrator") a registered broker-dealer unaffiliated with the Manager, to administer all aspects of the Trust's operations except those which are the responsibility of the Manager. The Administrator is a wholly-owned subsidiary of New York Life Insurance Company. In connection with its responsibilities as administrator, the Administrator performs such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Trust, including maintaining certain books and records; authorizing the payment of Fund expenses and maintaining control over daily cash balances; monitoring the availability of funds for investment; overseeing and confirming portfolio holdings with the Custodian and the Manager; coordinating and controlling on a daily basis the administrative and professional services rendered to the Trust by others, including the Manager, Custodian and the Transfer and Dividend
Disbursing Agent, and the Trust's Shareholder Servicing Agent, as well as accounting, auditing and other services performed for the Trust; calculating the net asset value of the Trust's shares; providing the Trust with adequate conference facilities for all board meetings; overseeing the preparation and filing with the SEC of the Trust's registration statement, prospectus and statement of additional information; and preparing and filing all required State Blue Sky filings.

   For providing such services, the Administrator receives a fee, computed daily and paid monthly in arrears, from the Manager based on the average combined daily net asset value of the Funds ("Combined Assets") to be calculated at the annual rate of 0.15% of the Combined Assets up to $50 million, plus 0.12% of such Combined Assets in excess of $50 million but not in excess of $100 million, plus 0.08% of such Combined Assets in excess of $100 million but not in excess of $150 million; plus 0.05% of such Combined Assets in excess of $150 million but not in excess of $750 million and 0.02% of the Combined Assets in excess of $750 million. In addition, for any Fund, the Manager shall pay the Administrator a monthly fee of $625 until such time as the Fund's average daily net asset value during the preceding month exceeded $20 million. For the fiscal years ended December 31, 1996, December 31, 1997, and December 31, 1998, the Administrator received $309,884, $302,223, and $316,284, respectively, from the Manager for the Funds.

The administration contract can be terminated by either party on 60 days' written notice to the other and will terminate automatically upon the termination of the Management Contract. The administration contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties.

Because of the services rendered to the Trust by the Manager and the Administrator, the Trust itself requires no employees other than its officers, none of whom receive compensation from the Trust and all of whom are employed by the Manager or the Administrator.

Transfer Agent, Dividend Disbursing Agent and Custodian

National Financial Data Services (NFDS), 330 West 9th Street, Kansas City, Missouri 64105 is the transfer agent, dividend disbursing agent, and registrar for the shares of the Funds. NFDS performs data processing and administrative services necessary for the maintenance of shareholder accounts. Investors Fiduciary Trust Company (IFTC), 330 West 9th Street, Kansas City, Missouri 64105, is the custodian for assets held by the Funds.





                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on U.S. securities exchanges are subject to negotiation between the Manager and the broker.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of each Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Manager in providing investment management for a Fund. Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers in order to secure research and investment services described above, subject to review by the Board from time to time as to the extent and continuation of this practice. Subject to the primary consideration of obtaining the most favorable price and efficient execution for each Fund, the Manager may place portfolio transactions with brokers or dealers which have been instrumental in the sale of a Fund's shares. In addition, subject to the primary consideration of obtaining the most favorable price and efficient execution for each Fund, the Manager may take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provides to the Trust which the Trust would otherwise be obligated to pay (such as custodial, shareholder servicing, and professional fees). The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

   The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Term Income Fund for the fiscal years ended December 31, 1996, December 31, 1997, and December 31, 1998.

For the fiscal year ended December 31, 1996, the Trust paid a total of $189,651 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $105,127,014. For the fiscal year ended December 31, 1997, the Trust paid a total of $116,356 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $68,814,572. For the fiscal year ended December 31, 1998, the Trust paid a total of $134,156 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating 92,974,609. Of such amount, $87,926 in brokerage commissions with respect to portfolio transactions aggregating $52,655,272 was placed with brokers or dealers who provide research and investment services.

For the fiscal year ended December 31, 1996, the Trust paid a total of $28,812 in brokerage commissions with respect to portfolio transactions of the Mid Cap Value Fund aggregating $16,307,262. For the fiscal year ended December 31, 1997, the Trust paid a total of $104,373 in brokerage commissions with respect to portfolio transactions of the Mid Cap Value Fund aggregating $64,065,778. For the fiscal year ended December 31, 1998, the Trust paid a total of $232,585 in brokerage commissions with respect to portfolio transactions of the Mid Cap Value Fund aggregating $155,541,175. Of such amount, $156,946 in brokerage commissions with respect to portfolio transactions aggregating $101,317,118 was placed with brokers or dealers who provide research and investment services.

For the fiscal year ended December 31, 1996, the Trust paid a total of $571,967 in brokerage commissions with respect to portfolio transactions of the Small Cap Value Fund aggregating $248,806,498. For the fiscal year ended December 31, 1997, the Trust paid a total of $418,585 in brokerage commissions with respect to portfolio transactions of the Small Cap Value Fund aggregating $173,861,420. For the fiscal year ended December 31, 1998, the Trust paid a total of $455,544 in brokerage commissions with respect to portfolio transactions of the Small Cap Value Fund aggregating 213,001,442. Of such amount, $245,262 in brokerage commissions with respect to portfolio transactions aggregating $95,373,688 was placed with brokers or dealers who provide research and investment services.





                              DESCRIPTION OF SHARES

A shareholder in a Fund will be entitled to his pro rata share of all dividends and distributions paid from that Fund's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value of that portfolio represented by the redeemed shares.

The Trust's shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Procedures for calling a shareholders meeting for the removal of Trustees of the Trust, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Trust.





                                PRICING OF SHARES

Fund Shares are priced at the net asset value per share next determined after the purchase, redemption or exchange order is placed.

For purposes of determining the net asset value per share of each Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of regular trading on the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board deems appropriate to reflect their fair market value.

Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trust to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

United States Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

For purposes of determining a Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.





                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the net asset value per share of the particular Fund described under "Net Asset Value"), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Board determines that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made.




                               OWNERSHIP OF SHARES

Management Ownership

   On April 1, 1999, there were 831,318 shares of beneficial interest of the Ultra Short Term Income Fund outstanding; 4,277,112 shares of beneficial interest of the Balanced Fund outstanding; 6,312,853 shares of beneficial interest of the Mid Cap Value Fund outstanding; and 17,365,186 shares of beneficial interest of the Small Cap Value Fund outstanding. On April 1, 1999, the officers and Trustees of the Trust as a group beneficially owned, directly or indirectly, including the power to vote or to dispose of, less than 1% of the outstanding shares of beneficial interest of the Small Cap Value Fund, less than 2% of the outstanding shares of beneficial interest of the Balanced Fund, less than 5% of the outstanding shares of beneficial interest of the Ultra Short Term Income Fund, and less than 5% of the outstanding shares of beneficial interest of the Mid Cap Value Fund.

Five Percent Owners

A person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is considered a "control person" of that Fund; a person who owns of record or who is known by the Fund to own beneficially 5% or more of any class of a Fund's shares is considered a "principal holder" of that Fund. The following table provides certain information as to persons who owned 5% or more of the outstanding shares of the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund, and the Small Cap Value Fund as of March 31, 1999.


===================================================================================================================

===================================================================================================================
Name and Address                                       % of Shares                 Nature of Ownership


                          Ultra Short Term Income Fund

Towneley Capital Mgmt., Inc.                                18.18                       Beneficial
Profit Sharing Plan
470 Park Avenue South
16th Floor
New York, NY 10016

Hopke Partnership TCM                                       13.83                       Beneficial
c/o Rochdale Securities Corp.
570 Lexington Avenue Floor 8
New York, NY 10022-6837

Investors Fiduciary Trust Co. Cust.                          5.67                       Beneficial
IRA A/C Robert J. Bodine
23197 La Cadena Drive Suite 103
Laguna Hills, CA 92653-1484

Harold S. Eastman
c/o Peregrine Capital Company
702 W Idaho Street Suite 360                                 5.09                       Beneficial
Boise, ID 83702-8904





                                  Balanced Fund

Mellon Bank as Trustee                                      53.62                       Record
Agent Omnibus
1 Cabot Road
Medford, MA 02155-5141

Vernat Company                                               7.11                       Beneficial
Trust Department
P.O. Box 800
Brattleboro, VT  05302-0800



                               Mid Cap Value Fund

American Express Trust Company                              69.34%                      Record
American Express Retirement Services
FBO NIBCO 401(K)
ATTN Chris Hunt N10/996
P.O. Box 534
Minneapolis, MN 55440-0534

Donaldson Lufkin Jenrette                                    7.62%                      Record
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Company Inc.                                5.76%                      Record
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

                              Small Cap Value Fund

Allied Signal Savings Plan #7928                            22.22                       Beneficial
c/o State Street Bank & Trust Co.
Master Trust Division
P.O. Box 1992
Boston, MA  02105-1992

Charles Schwab & Co. Inc.                                   18.73                       Record
Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp                            15.11                       Record
200 Liberty Street
CME World Financial Center
New York, NY 10261-1003


                                RETIREMENT PLANS

Recent federal tax legislation has expanded the types of individual retirement accounts ("IRAs") available to individuals for tax deferred retirement savings. In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. An individual who has not reached age 70 1/2 and who receives compensation or earned income is eligible to contribute to a traditional IRA. Any eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. The contribution will be fully deductible if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. If an individual is (or has a spouse who is) an active participant in an employer-sponsored retirement plan, the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (or, if married filing jointly, the couple's) adjusted gross income for the year. Even if an individual's contributions to an IRA for a taxable year are not deductible, the individual nonetheless may make nondeductible contributions up to the $2,000, or 100% of earned income limit for that year. A higher-earning spouse also may contribute up to $2,000 per year to the lower-earning spouse's IRA, whether or not the lower-earning spouse has compensation or earned income, as long as the spouses' joint earned income is at least equal to the combined amount of the spouses' IRA contributions for the year. In addition, an individual may roll over to an IRA distributions from certain qualified retirement plans, IRAs, or Code Section 403(b) plans that qualify as eligible rollover distributions, that are rolled over directly or within 60 days of the distribution, and that satisfy the other requirements applicable to rollovers. The minimum investment required to open an IRA with the Fund is $1,000.

Withdrawals from a traditional IRA, other than that portion, if any, of the withdrawal considered to be a return of the investor's non-deductible IRA contributions, are taxed as ordinary income when received. Such withdrawals may be made without penalty after the individual reaches age 59 1/2, and must commence shortly after age 70 1/2. Withdrawals taken before the individual reaches age 59 1/2 will be subject to a penalty tax unless an exception applies; some of those exceptions include distributions upon death or disability, distributions paid over the individual's life or life expectancy, amounts used to pay for certain deductible medical expenses, qualified higher education expenses or first-time homebuyer expenses, and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums. Failure to take withdrawals after the individual reaches age 70 1/2 also may subject the individual to a penalty tax.

SIMPLE Individual Retirement Annuities

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan of Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement accounts ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has reached age 70 1/2. The Roth IRA, like the traditional IRA is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 and $160,000 if married and filing jointly). An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA. No distributions are required to be taken prior to the death of the original account holder. An individual whose income is less than $100,000 (who is not married filing separately) may roll over amounts from an existing traditional IRA into a Roth IRA. However, the individual will be subject to federal income tax on the taxable amount that is rolled over from the traditional IRA.

Shares of either Fund may also be a suitable investment for assets of "section 403(b) accounts" and other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Trust's Shareholder Servicing Agent: Eclipse Financial Services, Inc., P.O. Box 2196, Peachtree City, GA 30269, 800.872.2710 or 770.631.0414.





                                    TAXATION

The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Fund.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables),
U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) each taxable year is distributed. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

   If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations, in the case of corporate shareholders.

Distributions

Each dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Funds to distribute to their respective shareholders substantially all of each fiscal year's net income (quarterly with respect to the Ultra Short Term Income Fund and the Balanced Fund, and annually with respect to the Mid Cap Value Fund and the Small Cap Value Fund) and net realized capital gains, if any (annually with respect to all of the Funds), the amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of the income of each of the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund may consist of dividends paid by U.S. corporations, a portion of the dividends paid by each such Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Currency Fluctuations - "Section 988" Gains or Losses

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Sale of Shares

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Investments in Real Estate Mortgage Investment Conduits

Both the Ultra Short Term Income Fund and the Balanced Fund may invest in residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to require the Fund to allocate any excess inclusion income to its shareholders in proportion to the dividends received by them, with the same consequences as if the shareholders held the REMIC residual interests directly. In general, excess inclusion income (i) cannot be offset by net operating losses, (ii) is unrelated business taxable income, thereby potentially requiring tax-exempt entities to file a tax return and pay tax on the income, and (iii) in the case of a foreign shareholder, will not qualify for a reduced rate of U.S. federal withholding tax. It is anticipated that only a small portion, if any, of the assets of the Ultra Short Term Income Fund and of the Balanced Fund will consist of residual interests in REMICs.

The Ultra Short Term Income Fund and the Balanced Fund may invest in residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Funds' income that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is anticipated that only a small portion, if any, of the assets of the Ultra Short Term Income Fund and the Balanced Fund will consist of residual interests in REMICs.

Zero Coupon Securities

Investments by the Ultra Short Term Income Fund and the Balanced Fund in zero coupon securities will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

Investments by the Ultra Short Term Income Fund and the Balanced Fund in zero coupon securities will result in income to the Funds equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Funds receive no cash interest payments. This income is included in determining the amount of income which the Funds must distribute to maintain their status as regulated investment companies and to avoid the payment of federal income tax and the 4% excise tax.

Market Discount Bonds

Gain derived by the Ultra Short Term Income Fund or by the Balanced Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Funds will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Funds elect to include the market discount in income as it accrues.

Passive Foreign Investment Companies

If a Fund invests in stock of certain foreign investment companies, namely, foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

Foreign Withholding Taxes

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers as to the particular tax consequences to them of an investment in a Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.





                                   PERFORMANCE

From time to time, quotations of the Funds' "performance" may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are described below along with explanations of how they are calculated.

General

From time to time, a Fund may quote its "average annual total return" over various periods of time in advertisements or in reports and other communications to shareholders. This total return figure shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

A Fund may also distribute sales literature or publish advertisements containing "principal only" performance information for a Fund that relates to various time periods (on both an average annual and cumulative basis). "Principal only" performance information is not total return but a measure of performance, expressed as a percentage, that excludes from its computation income dividends and capital gains distributions paid on the Fund's shares. Such quotations in effect reflect only changes in the value over time of a single share of a Fund without taking into account the compounding effect of reinvested dividends or distributions. "Principal only" quotations may be a useful comparison with changes in certain stock indices (which are unmanaged) that do not reflect reinvestment of dividends on the stocks comprising the index. Any sales literature or advertisements containing "principal only" performance information will be accompanied by standard performance information relating to the same time periods.

From time to time, the Ultra Short Term Income Fund and the Balanced Fund may advertise their respective 30-day "yields." The yield of the Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Fund during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

In reports or other communications to shareholders of a Fund or in advertising materials, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications. It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., The Standard & Poor's Index of 500 Stocks, The Dow Jones Industrial Average and other industry publications.

Yield

A Fund's 30-day yield figure is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                      YIELD = 2[(a-b + 1)6 - 1]

                                       cd

Where:     a =   dividends and interest earned during the period

           b =   expenses accrued for the period (net of reimbursement)

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends

           d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Ultra Short Term Income Fund or by the Balanced Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Average Annual Total Return

The Funds' "average annual total return" figures described below and in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                    P(1 + T)n = ERV

Where:   P  =  a hypothetical initial payment of $1,000

         T  =  average annual total return

         n  =  number of years

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

Aggregate Total Returns

The Funds' aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                           AGGREGATE TOTAL RETURN  =     ERV - P

                                                          P

Where:   P   =   a hypothetical initial payment of $1,000

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

The following are average annual total return and principal only performance for the indicated time periods for each of the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund.


                          Ultra Short Term Income Fund

                                                                                           Inception
                                                Year Ended                            (December 27, 1994)
                                             December 31, 1998                        to December 31, 1998

Average Annual                                     6.27%                                     6.43%
Compounded Total Return

Principal Only                                     0.30%                                     0.07%
Performance


                                     Balanced Fund

                                                                                                 Inception
                                        Year Ended              Five Years Ended            (December 27, 1994)
                                     December 31, 1998          December 31, 1998          to December 31, 1998

Average Annual                             8.03%                     13.11%                       12.45%
Compounded Total Return

Principal Only                            (3.40)%                     2.78%                        3.73%
Performance



                                       Mid Cap Value Fund
                                                            Inception
                                       Year Ended           (December 27, 1994)


                                       December 31, 1998   to December 31, 1998


Average Annual                                    10.35%                                     22.67%
Compounded Total Return

Principal Only                                    (0.17)%                                    15.39%
Performance



                              Small Cap Value Fund

                                                       Five Years             Ten Years               Inception
                                 Year Ended               Ended                 Ended           (January 31, 1987) to
                             December 31, 1998      December 31, 1998     December 31, 1998       December 31, 1998

Average Annual                     3.40%                 15.34%                 14.16%                 12.60%
Compounded Total Return

Principal Only                    (15.93)%               (2.22)%                0.94%                   1.47%
Performance


A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.





                              COUNSEL AND AUDITORS

Legal matters in connection with the issuance of shares of the Trust are passed upon by Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109.

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Trust.





                               GENERAL INFORMATION

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.





                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the year ended December 31, 1998, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1998. The Trust will furnish, without charge, a copy of such Annual Report to Shareholders on request. All such requests should be directed to Fund's shareholder servicing agent: Eclipse Financial Services, Inc., P.O. Box 2196, Peachtree City, GA 30269, 800.872.2710 or 770.631.0414.

                                   APPENDIX A

BOND RATINGS

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Unrated: When no rating has been assigned or when no rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

       1.  An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

       3.  There is a lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1.



Standard & Poor's Corporation

AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.



PART C        OTHER INFORMATION

Item 23       Exhibits:

              (a)     Articles of Incorporation:

                      (1) Copy of Agreement and Declaration of Trust of the Registrant (Exhibit 1 to Registration Statement on Form N-1A filed on September 19, 1986 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

                      (2) Copy of First Amendment of Eclipse Financial Asset Trust (formerly Eclipse Equity Trust) (Exhibit 1(b) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847)
                               and incorporated herein by reference).

                      (3) Form of Certificate of Designation of Eclipse Financial Asset Trust relating to the Ultra Short Term Income Fund and the Growth and Income Fund (Exhibit 1(c) to Post Effective Amendment No. 12 to Registration Statement on Form N-1A filed on October 13, 1994 (File Nos. 33-8865 and 811-4847)
                               and incorporated herein by reference).

                      (4) Copy of Second Amendment of Eclipse Funds (formerly Eclipse Financial Asset Trust) (Exhibit
                               (b)(1)(d) to Post Effective Amendment No. 17 to Registration Statement on Form N-1A filed on February 27, 1998 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference.

                      (5) Copy of Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund
                               (formerly Equity Fund), filed with this Post-Effective Amendment No. 19.

              (b)     By-laws:

                      (1) Copy of the By-laws of the Registrant (Exhibit 2 to Registration Statement on Form N-1A filed on September 19, 1986 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

              (c)     Instruments Defining the Rights of Security Holders:

                      Not Applicable.

         (d)  Investment Advisory Contracts:

               (1) Copy of Amended Management Contract between the Registrant and Towneley Capital Management, Inc. (Exhibit 5 to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on April 30, 1990 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

               (2) Form of Management Contract between the Registrant and Towneley Capital Management, Inc. relating to the Ultra Short Term Income Fund and the Growth and Income Fund (Exhibit 5 to Post-Effective Amendment No. 12 to
                    Registration Statement on Form N-1A filed on October 13, 1994 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

               (3) Copy of Amendment to Management Contract dated January 7, 1987, as amended between the Registrant and Towneley Capital Management, Inc. relating to the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund (formerly Growth and Income Fund), and Eclipse Small Cap Value Fund (formerly Equity Fund), filed with this Post-Effective Amendment No. 19.

              (e)     Underwriting Contracts:

                      Not Applicable.

              (f)     Bonus or Profit Sharing Contracts:

                      Not Applicable.

              (g)     Custodian Agreements:

               (1) Copy of Custody Agreement between the Registrant and Investors Fiduciary Trust Company. (Exhibit 8 to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on April 30, 1990 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

              (h)     Other Material Contracts:

               (1) Copy of Transfer Agency Agreement between the Registrant and Investors Fiduciary Trust Company. (Exhibit 8 to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on April 30, 1990 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

               (2) Copy of Administration Contract between the Registrant and NYLIFE Securities Inc. (Exhibit 9 to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A filed on April 30, 1991 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference.)

               (3) Copy of Fee Waiver Between Registrant and Towneley Capital Management, Inc., with respect to Eclipse Ultra Short Term Income Fund filed with this Post-Effective Amendment No. 19.

              (i)     Legal Opinions

               (1) Opinion of Messrs. Seward & Kissel (Exhibit 10(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

               (2) Opinion of Messrs. Sullivan & Worcester (Exhibit 11(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

               (3) Opinion and Consent of Dechert Price & Rhoads, filed with this Post-Effective Amendment No. 19.

              (j)     Other Opinions:

               (1)  Consent   of   Independent   Auditors,   filed   with   this
                    Post-Effective Amendment No. 19.

              (k)     Omitted Financial Statements:

                      Not Applicable.

              (l)     Initial Capital Agreements:

                      (1) Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

              (m)     Rule 12b-1 Plan:

                      Not Applicable.

              (n)     Financial Data Schedule:

                      Filed with this Post-Effective Amendment No. 19.

              (o)     Rule 18f-3 Plan:

                      Not Applicable.

Item 24       Persons Controlled by or Under Common Control with the Funds:

              No such person.

Item 25       Indemnification:

              Registrant incorporates herein by reference the response to Item 27 of the Registration Statement on Form N-1A filed with the Commission on September 19, 1986.

Item 26       Business and Other Connections of the Investment Adviser:

              The descriptions of Towneley Capital Management, Inc. under the captions "Management" in the Prospectus and "Manager" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.

              Wesley G. McCain, the sole director of Towneley Capital Management, Inc., is also a trustee of the Van Eck Funds, and the Van Eck World Wide Insurance Trust, a director of the Van Eck/Chubb Funds, Inc. He was a director of the Peregrine Fund from 1995 to 1998. He is a general partner of Pharaoh Partners, L.P., which is the general partner of Libre Partners, L.P. He is also a Trustee of Libre Group Trust, a director of Libre Investments (Cayman) Ltd., a member of Pharaoh Partners (Cayman) LDC, and Chairman of Millbrook Associates, Inc. and of Eclipse Financial Services, Inc.

Item 27       Principal Underwriters:

              Not Applicable.

Item 28       Location of Accounts and Records:

              The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of NYLIFE Securities Inc., 51 Madison Avenue, New York, New York
              10010. Additional records are maintained at the offices of Investors Fiduciary Trust Company, P.O. Box 419595, Kansas City, Missouri, 64179, the Registrant's custodian.

Item 29       Management Services:

              Not Applicable.

Item 30       Undertakings:

              Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 19 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1993 and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of April, 1999.

                                                    Eclipse Funds


                                           By       /s/ WESLEY G. MCCAIN
                                                    Wesley G. McCain,
                                                    President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures             Title                      Date


(1)      Principal
         Executive Officer:

         /s/ WESLEY G. MCCAIN    President              April 30, 1999
         --------------------
         Wesley G. McCain


(2)      Principal Financial
         and Accounting Officer:

         /s/ ANTHONY W. POLIS         Treasurer            April 30, 1999
         --------------------
         Anthony W. Polis


(3)      Majority Trustees:

         /s/ WESLEY G. MCCAIN         Trustee              April 30, 1999
         --------------------
         Wesley G. McCain

         /s/ SIGRID A. HESS            Trustee             April 30, 1999
         ---------------------------
         Sigrid A. Hess

         _________*___________         Trustee             April 30, 1999
         John C. Van Eck

         _________*___________         Trustee             April 30, 1999
         Yung Wong

*By      /s/ WESLEY G. MCCAIN
         Wesley G. McCain
         Attorney-in-fact

* Executed pursuant to powers of attorney filed with Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on July 2, 1987 (File Nos. 33-8865 and 811-4847).



                                  EXHIBIT INDEX


 (a)(5) Copy of Certificate of Redesignation of Series relating to Mid Cap Value Fund (formerly Growth and Income Fund) and Small Cap Value Fund (formerly Equity Fund).

 (d)(3)             Copy of Amendment to  Management  Contract  dated January 7,
                    1987.

 (h)(3) Copy of Fee Waiver Between Registrant and Towneley Capital Management, Inc. with respect to Ultra Short Term Income Fund.

 (i)(3)             Opinion of Legal Counsel.

 (j)(1)             Consent of Auditors.

 (n)                Financial Data Schedules.